UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________________________
FORM N-CSR
_______________________________________________
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22802

_______________________________________________
FS Credit Opportunities Corp.
(Exact name of registrant as specified in charter)
 _______________________________________________

3025 JFK Boulevard, OFC 500 Philadelphia, Pennsylvania (Address of principal executive offices)	19104 (Zip code)

 _______________________________________________

Michael C. Forman
FS Credit Opportunities Corp.
3025 JFK Boulevard, OFC 500
Philadelphia, PA 19104
(Name and address of agent for service)
 _______________________________________________
Registrant’s telephone number, including area code: (215) 495-1150
Date of fiscal year end: December 31
Date of reporting period: June 30, 2026

Item 1. Reports to Stockholders.
(a)The semi-annual report, or the Semi-Annual Report of FS Credit Opportunities Corp., or the Fund, for the six months ended June 30, 2026 transmitted to stockholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended, or the 1940 Act, is as follows:

FSCO Portfolio Highlights

The following tables summarize the portfolio composition and industry classification of the Fund’s investment portfolio as of June 30, 2026 (unaudited):

Senior secured debt represented 88% of the Fund’s investment portfolio.

Portfolio composition (by fair value)*		Industry classification (by fair value)*
Senior Secured Loans—First Lien	82%	Health Care Equipment & Services	15%
Senior Secured Loans—Second Lien	3%	Consumer Services	13%
Senior Secured Bonds	3%	Commercial & Professional Services	12%
Asset Based Finance	3%	Consumer Durables & Apparel	11%
Equity/Other	9%	Software & Services	8%
		Materials	6%
		Consumer Discretionary Distribution & Retail	5%
		Transportation	5%
		Financial Services	4%
		Automobiles & Components	4%
		Capital Goods	4%
		Food, Beverage & Tobacco	3%
		Pharmaceuticals, Biotechnology & Life Sciences	3%
		Real Estate Management & Development	2%
		Energy	1%
		Telecommunication Services	1%
		Media & Entertainment	1%
		Insurance	1%
		Household & Personal Products	1%
		Technology Hardware & Equipment	0%

_____________
* Derivatives are not included in this table. Holdings subject to change.

FSCO Officers + Directors
As of June 30, 2026
Officers

Michael Forman	Stephen S. Sypherd
President & Chief Executive Officer	Vice President & Secretary

James Beach	James F. Volk
Chief Operating Officer	Chief Compliance Officer &
Anti-Money Laundering Officer
William Goebel
Chief Financial Officer & Treasurer

Board of Directors

Michael Forman	Barbara J. Fouss
Chairman	Director
Chairman & Chief Executive Officer	Executive Director
Future Standard	Gravina Family Office

Keith Bethel	Philip E. Hughes, Jr.
Director	Director
Partner & Chief Executive Officer	Vice-Chairman
Triple B Hospitality Group	Keystone Industries

Walter W. Buckley, III	Robert N.C. Nix, III
Lead Director	Director
Managing Partner & Co-Chief Investment Officer	President
SEMCAP	Pleasant News, Inc.

Della Clark
Director
President
The Enterprise Center

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments
As of June 30, 2026 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—105.0%
1440 Foods Topco, Inc.	(e)	Food, Beverage & Tobacco	S+500	0.0%	10/31/31	$11,947	$11,345	$8,847
545/350 Lago Mar East Development, Ltd.	(l)	Real Estate Management & Development	14.5% PIK (14.5% Max PIK)		8/15/28	13,908	14,193	14,343
545/350 Lago Mar East Development, Ltd.	(g)(l)	Real Estate Management & Development	14.5% PIK (14.5% Max PIK)		8/15/28	2,167	2,167	2,234
Accupac, LLC	(i)(l)(p)	Pharmaceuticals, Biotechnology & Life Sciences	S+300, 6.0% PIK (6.0% Max PIK)	2.0%	12/31/29	43,300	42,636	32,369
Accupac, LLC	(i)(l)(p)	Pharmaceuticals, Biotechnology & Life Sciences	S+700, 0.0% PIK (6.0% Max PIK)	2.0%	12/31/29	4,178	4,053	3,123
Accupac, LLC	(g)(i)(l)(p)	Pharmaceuticals, Biotechnology & Life Sciences	S+700, 0.0% PIK (6.0% Max PIK)	2.0%	12/31/29	2,089	2,089	1,562
ACM US Finco LP	(l)	Consumer Discretionary Distribution & Retail	S+800 PIK (S+800 Max PIK)	3.0%	1/30/29	20,458	20,296	20,177
ADAN-B, LLC	(l)	Consumer Services	S+575	1.5%	12/31/30	32,985	32,736	32,408
ADAN-B, LLC	(g)(l)	Consumer Services	S+575	1.5%	12/31/30	2,700	2,700	2,653
Aircraft Performance Group, Inc.	(l)	Software & Services	S+575	3.0%	12/27/29	22,655	22,358	22,825
Alegeus Technologies Holdings Corp.	(e)(l)	Health Care Equipment & Services	S+650	1.0%	11/5/29	28,800	28,275	29,088
American Auto Auction Group, LLC	(e)	Commercial & Professional Services	S+450	0.0%	5/28/32	9,950	9,826	9,957
ANCILE Solutions, Inc.	(e)(l)	Software & Services	S+1000	1.0%	6/11/26	29,788	29,788	27,977
APTIM Corp.	(e)	Commercial & Professional Services	S+750	0.0%	5/23/29	27,500	27,500	27,592
Array Midco, Corp.	(l)	Commercial & Professional Services	S+650	3.0%	12/31/29	31,085	30,612	30,696
Arrow Purchaser, Inc.	(e)	Consumer Discretionary Distribution & Retail	S+675	1.0%	4/15/28	6,063	6,069	5,820
Ascena Retail Group, Inc.	(e)(i)(p)	Consumer Discretionary Distribution & Retail		0.8%	8/21/22	35,525	11,532	57
Bingo Holdings I, LLC	(e)	Consumer Services	S+475	0.0%	6/30/32	4,975	4,927	4,977
Brock Holdings III, LLC	(e)(q)	Capital Goods	S+600	0.5%	5/2/30	14,789	14,810	13,606
By Light Professional IT Services, LLC	(l)	Software & Services	S+550	1.0%	7/15/31	22,110	22,212	21,695
By Light Professional IT Services, LLC	(g)(l)	Software & Services	S+550	1.0%	7/15/31	775	775	760
CCS Acquisition, LLC	(l)	Health Care Equipment & Services	S+525	1.0%	12/30/30	17,846	17,584	18,002
CCS Acquisition, LLC	(g)(l)	Health Care Equipment & Services	S+525	1.0%	12/30/30	4,929	4,929	4,972
CG Group Holdings, LLC	(l)	Automobiles & Components	S+550	1.0%	1/18/30	17,796	17,606	17,618
CG Group Holdings, LLC	(g)(l)	Automobiles & Components	S+550	1.0%	1/18/30	2,204	2,204	2,191
CircusTrix Holdings, LLC	(l)	Consumer Services	S+675	1.0%	7/18/28	2,151	2,151	2,073
CircusTrix Holdings, LLC	(e)(l)	Consumer Services	S+675	1.0%	7/18/28	36,849	36,849	35,514
Client Telephone Solutions, LLC	(l)	Telecommunication Services	S+675	2.0%	6/17/31	25,345	24,817	24,901
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2026 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Client Telephone Solutions, LLC	(g)(l)	Telecommunication Services	S+675	2.0%	6/17/31	$9,655	$9,655	$9,571
Core Health & Fitness, LLC	(e)(l)	Consumer Services	S+800	3.0%	6/18/29	39,200	38,522	40,303
Crusoe Energy Systems, LLC	(l)	Software & Services	16.0%		1/21/29	14,731	14,984	16,185
Delivery Hero Finco, LLC	(e)(q)	Consumer Services	S+500	0.5%	12/12/29	14,936	14,992	15,034
Delivery Hero Finco, LLC	(e)	Consumer Services	S+500	0.5%	6/30/32	10,000	9,664	10,113
Domain Timberlake Note Issuer, LLC	(l)	Real Estate Management & Development	S+650	1.0%	12/20/29	20,300	20,318	20,122
Exemplis LLC	(l)	Commercial & Professional Services	S+525	0.8%	12/22/32	17,941	18,079	17,694
Exemplis LLC	(g)(l)	Commercial & Professional Services	S+525	0.8%	12/22/32	4,286	4,286	4,238
EyeCare Partners, LLC	(e)	Health Care Equipment & Services	S+575	0.0%	8/31/28	24,833	24,767	24,816
Firmus Metal Singapore Pte. Ltd.	(l)	Software & Services	S+1100	3.0%	6/12/28	12,424	12,424	12,734
Firmus Metal Singapore Pte. Ltd.	(g)(l)	Software & Services	S+1100	3.0%	6/12/28	2,050	2,050	2,101
Frozen Garlic Bread Holdings, Inc.	(l)	Food, Beverage & Tobacco	S+475	0.8%	2/6/32	13,321	13,425	13,055
Frozen Garlic Bread Holdings, Inc.	(g)(l)	Food, Beverage & Tobacco	S+475	0.8%	2/6/32	4,146	4,146	4,063
Future Pak, LLC	(l)	Materials	S+625	2.0%	3/21/30	18,400	18,106	18,193
Gibson Brands, Inc.	(e)(q)	Consumer Durables & Apparel	S+500	0.8%	8/11/28	7,943	7,402	7,510
Harrel-Fish, LLC	(l)	Capital Goods	S+550	1.0%	12/3/31	30,205	29,705	30,205
Harrel-Fish, LLC	(g)(l)	Capital Goods	S+550	1.0%	12/3/31	9,727	9,727	9,727
IXS Holdings, Inc.	(e)	Automobiles & Components	S+550	1.0%	9/5/29	28,977	28,495	28,827
Kristoff Buyer, LLC	(l)	Media & Entertainment	S+575	2.5%	4/21/31	19,080	18,542	18,722
Kristoff Buyer, LLC	(g)(l)	Media & Entertainment	S+575	2.5%	4/21/31	4,267	4,267	4,187
Kristoff Buyer, LLC	(g)(l)	Media & Entertainment	S+575	2.5%	4/21/31	8,533	8,533	8,373
LaserShip, Inc.	(e)(q)	Transportation	S+625	0.8%	1/2/29	25,030	25,186	24,619
LaserShip, Inc.	(e)(i)(p)	Transportation	S+150, 7.0% PIK (7.0% Max PIK)	0.8%	8/10/29	23,284	5,604	2,590
Lawn & Garden, LLC	(l)	Consumer Durables & Apparel	P+850	3.0%	10/19/29	5,758	5,642	5,642
Lawn & Garden, LLC	(l)	Consumer Durables & Apparel	P+850	3.0%	10/19/29	25,909	25,461	25,391
LogRhythm, Inc.	(l)	Software & Services	S+750 PIK (S+750 Max PIK)	1.0%	7/2/29	29,335	28,689	25,943
LogRhythm, Inc.	(g)(l)	Software & Services	S+750 PIK (S+750 Max PIK)	1.0%	7/2/29	2,909	2,909	2,573
LR Orion Bidco Ltd.	(l)	Software & Services	S+450	0.0%	11/22/31	6,937	6,982	6,868
LR Orion Bidco Ltd.	(g)(l)	Software & Services	SA+200	1.0%	5/22/31	£1,607	2,013	1,969
LR Orion Bidco Ltd.	(g)(l)	Software & Services	S+450	0.0%	11/22/31	$2,242	2,242	2,220
M2S Group Intermediate Holdings, Inc.	(e)	Materials	S+475	0.5%	8/25/31	9,836	9,813	9,775
Magnera Corp.	(e)	Materials	S+425	0.0%	11/4/31	5,000	5,012	4,982
Management Health Systems, LLC	(l)	Health Care Equipment & Services	S+625	1.0%	12/31/27	25,064	24,912	24,814
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2026 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Mannington Mills, Inc.	(e)(q)	Capital Goods	S+475	0.0%	3/25/32	$5,446	$5,419	$5,391
MASSiv Brands, LLC	(l)	Consumer Durables & Apparel	10.0%, 5.0% PIK (5.0% Max PIK)		7/2/30	39,952	39,054	38,558
Maverick Gaming, LLC	(e)(i)(l)(p)	Consumer Services	S+950 PIK (S+950 Max PIK)	1.0%	6/5/28	14,846	15,705	—
Max US Bidco, Inc.	(e)(q)	Food, Beverage & Tobacco	S+500	0.0%	10/2/30	1,213	1,099	1,111
Monitronics International, LLC	(e)(s)	Commercial & Professional Services	S+750	3.0%	6/30/28	34,031	34,033	34,091
Mountaineer Merger Corp.	(e)(l)(s)	Consumer Discretionary Distribution & Retail	S+100, 7.0% PIK (7.0% Max PIK)	0.8%	6/14/30	9,218	9,218	9,218
Mountaineer Merger Corp.	(e)(l)(s)	Consumer Discretionary Distribution & Retail	S+100, 7.0% PIK (7.0% Max PIK)	0.8%	6/14/30	2,154	2,154	2,154
National Mentor Holdings, Inc.	(e)	Health Care Equipment & Services	S+600	0.0%	12/12/30	14,971	15,049	15,107
Neovia Logistics, LP	(e)	Transportation	S+50, 8.5% PIK (8.5% Max PIK)	0.5%	11/1/27	56,172	54,491	56,453
New WPCC Parent, LLC	(l)(s)	Health Care Equipment & Services	S+950, 0.0% PIK (11.5% Max PIK)	2.0%	5/9/30	7,499	7,499	7,499
Nickerson NY, LLC	(l)	Commercial & Professional Services	S+525	1.0%	3/19/32	13,507	13,205	13,321
Nickerson NY, LLC	(g)(l)	Commercial & Professional Services	S+525	1.0%	3/19/32	10,105	10,105	9,966
Olibre Borrower, LLC	(l)	Consumer Durables & Apparel	S+575	1.0%	1/3/30	27,580	27,165	26,994
Onbe, Inc.	(e)(l)	Financial Services	S+525	1.0%	7/25/31	26,595	26,176	26,063
Orange Hibiscus, LLC	(l)	Health Care Equipment & Services	S+550		3/6/31	18,128	17,787	17,969
Orange Hibiscus, LLC	(g)(l)	Health Care Equipment & Services	S+550		3/6/31	9,282	9,282	9,200
Padagis LLC	(e)	Pharmaceuticals, Biotechnology & Life Sciences	S+475	0.5%	7/6/28	7,788	7,324	7,398
PECF USS Intermediate Holding III, LLC	(e)	Commercial & Professional Services	S+750 PIK (S+750 Max PIK)	2.0%	3/3/33	7,601	7,311	7,311
Phoenix Rehabilitation and Health Services, Inc.	(l)	Health Care Equipment & Services	S+600	1.0%	9/29/30	19,783	19,321	19,437
Phoenix Rehabilitation and Health Services, Inc.	(l)	Health Care Equipment & Services	14.0% PIK (14.0% Max PIK)		9/29/30	5,494	5,405	5,776
Phoenix Rehabilitation and Health Services, Inc.	(g)(l)	Health Care Equipment & Services	S+600	1.0%	9/29/30	7,647	7,647	7,513
Powerhouse Intermediate, LLC	(l)	Commercial & Professional Services	S+1225 PIK (S+1225 Max PIK)	1.0%	1/12/27	43,340	43,008	43,340
Pretium PKG Holdings, Inc.	(e)(q)	Materials	S+525	0.0%	3/2/31	26,589	26,495	26,331
Project Granite Buyer, Inc.	(l)	Insurance	S+575	0.8%	12/31/31	10,276	10,061	10,302
Project Granite Buyer, Inc.	(l)	Insurance	S+525	1.0%	12/31/31	9,476	9,295	9,299
Project Granite Buyer, Inc.	(g)(l)	Insurance	S+575	0.8%	12/31/30	2,568	2,568	2,572
Pyxus Holdings, Inc.	(e)	Food, Beverage & Tobacco	S+800	1.5%	12/31/27	20,390	18,770	19,758
RealTruck Group, Inc.	(e)(q)	Automobiles & Components	S+475	0.0%	1/31/31	23,937	17,558	14,937
RealTruck Group, Inc.	(e)	Automobiles & Components	S+600	0.0%	1/31/31	2,000	1,220	1,261
RealTruck Group, Inc.	(e)(q)	Automobiles & Components	S+575	0.0%	1/31/31	4,909	4,909	5,033
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2026 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Recovery Solutions Parent, LLC	(l)(s)	Health Care Equipment & Services	S+750, 0.0% PIK (8.5% Max PIK)	2.0%	1/28/30	$15,158	$15,158	$15,158
Restoration Forest Products Group, LLC	(i)(l)(p)	Materials	S+1000 PIK (S+1000 Max PIK)	3.0%	5/5/28	28,748	28,233	27,059
Revlon Intermediate Holdings IV, LLC	(e)	Household & Personal Products	S+688	1.0%	5/2/28	14,700	14,721	14,524
RunItOneTime, LLC	(e)(i)(l)(p)	Consumer Services	S+100, 11.5% PIK (12.5% Max PIK)	1.0%	10/15/26	5,299	5,231	2,067
RunItOneTime, LLC	(e)(i)(l)(p)	Consumer Services	S+1250, 0.0% PIK (12.5% Max PIK)	2.0%	10/15/26	2,144	2,109	2,026
Seahawk Buyer, LLC	(l)	Capital Goods	S+525	1.5%	4/30/32	13,674	13,674	13,674
Seahawk Buyer, LLC	(g)(l)	Capital Goods	S+525	1.5%	4/30/32	11,326	11,326	11,326
Shepherd Intermediate, LLC	(l)	Commercial & Professional Services	S+725	1.0%	7/10/30	10,552	10,402	10,670
Shepherd Intermediate, LLC	(g)(l)	Commercial & Professional Services	S+725	1.0%	7/10/30	2,431	2,431	2,458
Smartronix, LLC	(e)	Software & Services	S+450	0.0%	2/6/32	4,975	4,981	4,803
Spinrite, Inc.	(l)	Consumer Durables & Apparel	S+725	3.0%	12/5/30	27,576	27,002	27,403
Spinrite, Inc.	(g)(l)	Consumer Durables & Apparel	S+725	3.0%	12/5/30	3,987	3,987	3,962
SWF Holdings I Corp.	(e)	Consumer Durables & Apparel	S+450	1.0%	12/19/29	10,000	10,000	9,944
Titan Purchaser, Inc.	(e)	Materials	S+600	1.0%	3/1/30	14,147	14,101	14,260
Travelpro Group Holdings, Inc.	(l)	Consumer Durables & Apparel	S+800	3.0%	10/24/28	39,775	39,144	34,246
TruGreen, LP	(e)	Commercial & Professional Services	S+400	0.8%	11/2/27	13,547	13,133	13,005
United Gaming LLC	(e)(l)	Consumer Services	S+300, 3.0% PIK (3.0% Max PIK)	1.0%	11/19/29	25,143	25,143	24,452
Veritiv Operating Co.	(e)	Capital Goods	S+400	0.0%	11/30/30	4,975	4,969	4,714
Vesta Buyer, LLC	(l)	Food, Beverage & Tobacco	S+450	0.8%	4/1/33	10,757	10,624	10,649
Vesta Buyer, LLC	(g)(l)	Food, Beverage & Tobacco	S+450	0.8%	4/1/33	4,243	4,243	4,201
Vibrantz Technologies, Inc.	(e)	Materials	S+625	0.5%	4/30/30	14,877	14,847	14,393
WH Borrower, LLC	(e)	Media & Entertainment	S+450	0.5%	2/20/32	4,975	5,011	4,990
WMK, LLC	(l)	Consumer Discretionary Distribution & Retail	S+500, 2.5% PIK (2.5% Max PIK)	3.0%	1/25/28	18,376	18,107	17,756
WMK, LLC	(g)(l)	Consumer Discretionary Distribution & Retail	S+500, 2.5% PIK (2.5% Max PIK)	3.0%	1/25/28	1,333	1,333	1,288
Wok Holdings, Inc.		Consumer Services	S+625	0.0%	9/3/29	22,083	21,389	19,513
Total Senior Secured Loans—First Lien							1,693,225	1,633,100
Unfunded Loan Commitments							(117,614)	(117,614)
Net Senior Secured Loans—First Lien							1,575,611	1,515,486

See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2026 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—Second Lien—3.7%
MBS Services Holdings, LLC	(i)(l)(p)	Commercial & Professional Services	17.0% PIK (17.0% Max PIK)		9/20/30	$40,467	$34,916	$3,278
Salt Creek Aggregator HoldCo, LLC	(e)(l)	Energy	7.5% PIK (7.5% Max PIK)		7/12/27	25,236	20,201	22,460
Salt Creek Aggregator HoldCo, LLC	(e)(l)	Energy	7.5% PIK (7.5% Max PIK)		7/12/27	3,977	1,996	3,166
TruGreen, LP	(e)	Commercial & Professional Services	S+850	0.8%	11/2/28	10,000	9,915	8,944
United Gaming LLC	(e)(i)(l)(p)	Consumer Services	10.0% PIK (10.0% Max PIK)		11/19/29	29,202	19,940	14,945
Total Senior Secured Loans—Second Lien							86,968	52,793

Senior Secured Bonds—4.1%
Grass Valley Canada ULC	(i)(l)(p)	Technology Hardware & Equipment	8.5% PIK (8.5% Max PIK)		9/20/29	€2,689	838	1,320
Grass Valley Dutch Acquisition B.V.	(i)(l)(p)	Technology Hardware & Equipment	8.5% PIK (8.5% Max PIK)		9/20/29	622	194	305
Grass Valley Dutch Holdco B.V.	(i)(l)(p)	Technology Hardware & Equipment	8.5% PIK (8.5% Max PIK)		9/20/29	297	93	146
Guitar Center, Inc.	(n)(o)	Consumer Discretionary Distribution & Retail	8.5%, 3.5% PIK (3.5% Max PIK)		1/15/29	$37,973	31,672	32,891
Guitar Center, Inc.	(i)(l)(n)(p)	Consumer Discretionary Distribution & Retail	12.0% PIK (12.0% Max PIK)		8/19/32	10,130	—	—
Universal Entertainment Corp.	(n)(o)	Consumer Durables & Apparel	9.9%		8/1/29	25,375	25,207	24,555
Total Senior Secured Bonds							58,004	59,217

Asset Based Finance—3.4%
Bridge Street CLO I Ltd., Subordinated Notes	(l)(m)(n)(s)	Financial Services	14.7%		7/20/37	28,200	20,606	14,803
Bridge Street CLO I Ltd., Tranche D Notes	(m)(n)(s)	Financial Services	S+705		7/20/37	3,500	3,500	3,500
Bridge Street Warehouse CLO VII Ltd.	(l)(r)(s)	Financial Services	7.2%		10/28/27	30,000	31,322	31,322
Total Asset Based Finance							55,428	49,625

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Shares/Units/Number of Contracts	Cost	Fair Value(d)
Equity/Other—11.6%
Chinos Holdings, Inc., Warrants	(i)	Consumer Discretionary Distribution & Retail			412,738	1,447	413
Drive Assurance Corp., Common Equity	(i)(l)	Insurance			18,760	19	1,107
Drive Assurance Corp., Preferred Stock	(l)	Insurance	10.0% PIK (10.0% Max PIK)		1,379	1,379	1,379
Harrel-Fish, LLC, Common Equity	(i)(k)(l)	Capital Goods			27,092	27	35
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2026 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Shares/Units/Number of Contracts	Cost	Fair Value(d)
MASSiv Brands, LLC, Common Equity	(k)(l)	Consumer Durables & Apparel			345,455	$82	$2,317
MBS Services Holdings, LLC, A-3 Units	(i)(k)(l)	Commercial & Professional Services			522,382	522	—
Monitronics International, LLC, Common Equity	(e)(i)(s)	Commercial & Professional Services			1,047,766	13,793	9,397
Mountaineer Ultimate Holdings, LLC, Common Equity	(e)(i)(l)(s)	Consumer Discretionary Distribution & Retail			13,832,035	—	—
Mountaineer Ultimate Holdings, LLC, Preferred Equity	(e)(i)(l)(s)	Consumer Discretionary Distribution & Retail			13,832,035	7,608	760
Nelson Global Products, Inc., Common Equity	(i)(l)	Automobiles & Components			43,998	1,231	757
Nelson Global Products, Inc., Series A Preferred Stock	(i)(l)	Automobiles & Components			1,268	1,268	1,268
New Giving Acquisition, Inc., Common Equity	(l)(t)	Health Care Equipment & Services			205,227	—	67,243
New WPCC Parent, LLC, Common Equity	(e)(i)(l)(s)	Health Care Equipment & Services			443,632	20	1,863
New WPCC Parent, LLC, Preferred Equity	(e)(l)(s)	Health Care Equipment & Services	13.0% PIK (13.0% Max PIK)		7,194	5,366	7,194
North Atlantic Imports, LLC, Litigation Claim	(i)(l)	Consumer Durables & Apparel			10,000	10	10
Recovery Solutions Parent, LLC, Common Equity	(i)(l)(s)	Health Care Equipment & Services			891,018	19,796	24,004
Rego Restaurant Holdings IV, LLC, Common Equity	(i)(l)(t)	Consumer Services			121,118	28	47
SCM Topco, LLC, Series B Preferred Equity, 7/13/28	(i)(k)(l)(p)	Energy	5.0% PIK (5.0% Max PIK)		27,398	2,449	—
SCM Topco, LLC, Series C Common Equity	(i)(k)(l)	Energy			196	—	—
SCM Topco, LLC, Warrants, 7/10/28, Strike: $75,000	(i)(k)(l)	Energy			1	0	—
Super Rego, LLC, Common Equity	(i)(l)(t)	Consumer Services			9,286	28	41,501
Vireo Growth, Inc., Common Equity	(i)	Pharmaceuticals, Biotechnology & Life Sciences			734,266	12,673	7,372
Total Equity/Other						67,746	166,667
TOTAL INVESTMENTS—127.8%						$1,843,757	1,843,788
Cash, Cash Equivalents, Restricted Cash and Foreign Currency—24.6%	(f)						354,299
Credit Facilities Payable—(20.8)%							(300,000)
Term Preferred Shares, at Liquidation Value, Net—(27.5)%							(397,194)
Other Liabilities in Excess of Assets—(4.1)%	(j)						(58,155)
NET ASSETS—100%							$1,442,738
_________________
€ – Euro.
£ – British Pound.
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2026 (in thousands, except share amounts)

Cash Equivalents
Description	Footnotes	Rate(b)	Maturity	Shares	Principal Amount(c)	Amortized Cost	Fair Value(d)
Allspring Government Money Market Fund Select Class	(f)	3.6%		59,466,289		$59,466	$59,466
United States Treasury Bill	(f)		07/09/26		$50,000	49,860	49,960
United States Treasury Bill	(f)		07/28/26		25,000	24,932	24,932
Total						$134,258	$134,358

Interest Rate Swaps
Counterparty	Fund Pays(b)	Fund Receives	Periodic Payment Frequency	Expiration Date	Notional Amount	Fair Value(d)	Unamortized Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	EFFR	3.3%	Semi-Annually	5/16/29	$50,000	$(732)	$—	$(732)
Total						$(732)	$—	$(732)

Total Return Swaps
	Received by the Fund(h)		Paid by the Fund(h)
Counterparty	Underlying Reference	Payment Frequency	Interest Rate(b)	Payment Frequency	Maturity	Number of Shares	Notional	Unrealized Appreciation (Depreciation)
Nomura Global Financial Products, Inc.	FS Specialty Lending Fund Common Shares	Monthly	OBFR+150	Monthly	11/13/28	2,510,878	$28,663	$(667)
Total								$(667)
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2026 (in thousands, except share amounts)
_________________

(a)	Security may be an obligation of one or more entities affiliated with the named company.
(b)
Certain variable rate securities in FS Credit Opportunities Corp.’s, or the Fund’s, portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of June 30, 2026, the Effective Federal Funds Rate, or EFFR, was 3.63%, the Overnight Bank Funding Rate, or OBFR, was 3.63%, the three-month Sterling Overnight Index Average, or SONIA, or SA, was 3.75%, the US Prime Interest Rate, or Prime, or P was 6.75%, and the one-month and three-month Term Secured Overnight Financing Rate, or Term SOFR, or S, was 3.65% and 3.73%, respectively. Term SOFR based contracts may include a credit spread adjustment that is charged in addition to the base rate and basis point spread. PIK means paid-in-kind. PIK income accruals may be adjusted based on the fair value of the underlying investment. Variable rate securities with no floor rate use the respective benchmark rate in all cases.

(c)	Denominated in U.S. dollars, unless otherwise noted.
(d)	Fair value is determined by the Fund’s investment adviser, FS Global Advisor, LLC, or FS Global Advisor, or the Advisor, which has been designated by the Fund’s board of directors as its valuation designee. See Notes 2 and 8 for additional information on the Advisor’s policy regarding valuation of investments, fair value hierarchy levels and other significant accounting policies.
(e)	Security or portion thereof held by Blair Funding LLC, or Blair Funding, a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Blair Funding’s credit facility with Barclays Bank PLC, as administrative agent and Wells Fargo Bank, National Association, as collateral agent (see Note 9).
(f)
Rate represents the 7-day yield as of June 30, 2026. The U.S. Treasury Bills were issued with an original maturity of one month and a zero coupon with income recognized through the accretion of discount. See Note 2 for discussion of the Fund’s cash and cash equivalents.

(g)	Security is an unfunded commitment. Reflects the stated spread at the time of commitment, but may not be the actual rate received upon funding.
(h)	The Fund receives the total return on the reference asset underlying the total return swap. The Fund pays a variable rate of interest, based on a specified benchmark.
(i)	Security is non-income producing.
(j)	Includes the effect of interest rate swaps and total return swaps.
(k)	Security held within FS Global Investments, Inc., a wholly-owned subsidiary of the Fund.
(l)	Security is classified as Level 3 in the Fund’s fair value hierarchy (see Note 8).
(m)
Securities of collateralized loan obligations, or CLOs, where an affiliate of the Fund’s investment adviser serves as collateral manager and administrator (see Note 4). The stated rate on these securities may represent the annualized yield as of June 30, 2026.

(n)
Exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or the Securities Act. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. As of June 30, 2026, the total market value of Rule 144A securities amounted to $75,749 which represented approximately 5.25% of net assets.

(o)
Security or portion thereof held by Bucks Funding, a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Bucks Funding’s prime brokerage facility with BNP Paribas Prime Brokerage International, Ltd., or BNP PBIL. Securities held by Bucks Funding may be rehypothecated from time to time as permitted by Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to the terms and conditions governing Bucks Funding’s prime brokerage facility with BNP PBIL (see Note 9). As of June 30, 2026, there were no securities rehypothecated by BNP PBIL. The Fund did not earn any income from rehypothecated securities during the six months ended June 30, 2026.

(p)	Security was on non-accrual status as of June 30, 2026.
(q)	Position or portion thereof unsettled as of June 30, 2026.
(r)
Security is a related party investment where an affiliate of the Fund’s investment adviser serves as collateral manager and administrator (see Note 4). The stated rate on these securities represents the annualized yield as of June 30, 2026.

See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2026 (in thousands, except share amounts)

(s)
Under the Investment Company Act of 1940, as amended, the Fund generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of June 30, 2026, the Fund held investments in portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” The following table presents certain information with respect to investments in portfolio companies of which the Fund was deemed to be an affiliated person as of June 30, 2026:

Portfolio Company	Fair Value at December 31, 2025	Gross Additions(1)	Gross Reductions(2)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at June 30, 2026	Interest Income(3)	PIK Income(3)
Senior Secured Loans—First Lien
Monitronics International, LLC	$41,711	$—	$(7,629)	$—	$9	$34,091	$2,209	$—
Mountaineer Merger Corp.	7,274	1,944	—	—	—	9,218	268	251
Mountaineer Merger Corp.	—	2,154	—	—	—	2,154	—	16
New WPCC Parent, LLC	9,172	—	(1,673)	—	—	7,499	577	—
Recovery Solutions Parent, LLC	15,233	—	(75)	—	—	15,158	856	—
Asset Based Finance
Bridge Street CLO I Ltd., Subordinated Notes	16,302	—	(552)	—	(947)	14,803	1,272	—
Bridge Street CLO I Ltd., Tranche D Notes	3,459	—	—	—	41	3,500	192	—
Bridge Street CLO II Ltd., Subordinated Notes	18,443	—	(13,475)	(8,940)	3,972	—	959	—
Bridge Street Warehouse CLO VII Ltd.	5,057	26,265	—	—	—	31,322	—	1,265
Equity/Other
Monitronics International, LLC	11,549	68	—	—	(2,220)	9,397	—	—
Mountaineer Ultimate Holdings, LLC, Common Equity	—	—	—	—	—	—	—	—
Mountaineer Ultimate Holdings, LLC, Preferred Equity	4,147	—	—	—	(3,387)	760	—	—
New WPCC Parent, LLC, Common Equity	—	5	—	—	1,858	1,863	—	—
New WPCC Parent, LLC, Preferred Equity	5,631	759	—	—	804	7,194	—	439
Recovery Solutions Parent, LLC, Common Equity	20,481	583	—	—	2,940	24,004	—	—
Total	$158,459	$31,778	$(23,404)	$(8,940)	$3,070	$160,963	$6,333	$1,971
_________________
(1)Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and/or the movement of an existing portfolio company into this category from a different category.
(2)Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and/or the movement of an existing portfolio company out of this category into a different category.
(3)Interest and PIK income are presented for the full six months ended June 30, 2026.
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2026 (in thousands, except share amounts)

(t)
Under the Investment Company Act of 1940, as amended, the Fund generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of June 30, 2026, the Fund held investments in portfolio companies of which it is deemed to be an “affiliated person” and deemed to “control.” The following table presents certain information with respect to investments in portfolio companies of which the Fund was deemed to be an affiliated person and deemed to control as of June 30, 2026:

Portfolio Company	Fair Value at December 31, 2025	Gross Additions(1)	Gross Reductions(2)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at June 30, 2026	Fee Income(3)
Equity/Other
New Giving Acquisition, Inc, Common Equity	$30,969	$—	$—	$—	$36,274	$67,243	$477
Rego Restaurant Holdings IV, LLC, Common Equity	—	28	—	—	19	47	—
Super Rego, LLC, Common Equity	—	28	—	—	41,473	41,501	—
Total	$30,969	$56	$—	$—	$77,766	$108,791	$477
_________________
(1)Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
(2)Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.
(3)Fee income presented for the full six months ended June 30, 2026.

See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Statement of Assets and Liabilities
(in thousands, except share and per share amounts)

June 30, 2026
Assets
Investments, at fair value
Non-controlled/unaffiliated investments (amortized cost—$1,673,628)	$1,574,034
Non-controlled/affiliated investments (amortized cost—$170,073)	160,963
Controlled/affiliated investments (amortized cost—$56)	108,791
Investments, at fair value (amortized cost—$1,843,757)	1,843,788
Cash and cash equivalents	332,049
Restricted cash	21,746
Foreign currency (cost—$512)	504
Interest receivable	14,927
Receivable for investments sold and repaid	7,365
Swap income receivable	214
Deferred financing costs	1,594
Prepaid expenses and other assets	211
Total assets	$2,222,398
Liabilities
Payable for investments purchased	$55,317
Credit facilities payable(1)	300,000
Term preferred shares (net of unamortized deferred financing costs of $2,806)(2)	397,194
Interest expense payable	5,029
Stockholder distributions payable	547
Management fees payable	7,393
Incentive fees payable	3,547
Administrative services expense payable	805
Accounting and administrative fees payable	404
Professional fees payable	1,119
Swap income payable	625
Directors’ fees payable	183
Unrealized depreciation on swap contracts	1,399
Other accrued expenses and liabilities	6,098
Total liabilities	$779,660
Net assets	$1,442,738
Commitments and contingencies(2)
Composition of net assets
Common stock, $0.001 par value, 750,000,000 shares authorized, 202,269,645 shares issued and outstanding	$202
Capital in excess of par value	1,666,789
Retained earnings (accumulated deficit)	(224,253)
Net assets	$1,442,738
Net asset value per share of common stock at period end	$7.13
______________
(1)See Note 9 for a discussion of the Fund’s financing arrangements and term preferred shares.
(2)See Note 11 for a discussion of the Fund’s commitments and contingencies.
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Statement of Operations
(in thousands)

Six Months Ended June 30, 2026
Investment income
From non-controlled/unaffiliated investments:
Interest income	$73,771
Paid-in-kind interest income	16,678
Fee income	10,240
Dividend income	1,518
From non-controlled/affiliated investments:
Interest income	6,333
Paid-in-kind interest income	1,971
From controlled/affiliated investments:
Fee Income	477
Total investment income	110,988
Operating expenses
Management fees	14,785
Incentive fees	6,989
Administrative services expenses	2,132
Accounting and administrative fees	314
Interest expense	20,533
Professional fees	807
Directors’ fees	364
Offering costs	104
Other general and administrative expenses	1,537
Total operating expenses	47,565
Net investment income before taxes	63,423
Excise taxes	176
Net investment income	63,247
Realized and unrealized gain/loss
Net realized gain (loss) on investments:
Non-controlled/unaffiliated investments	(6,475)
Non-controlled/affiliated investments	(8,940)
Net realized gain (loss) on swap contracts	(2,464)
Net realized gain (loss) on options written	5,187
Net realized gain (loss) on foreign currency	(16)
Net change in unrealized appreciation (depreciation) on investments:
Non-controlled/unaffiliated investments	(49,218)
Non-controlled/affiliated investments	3,070
Controlled/affiliated investments	77,766
Net change in unrealized appreciation (depreciation) on swap contracts	(1,595)
Net change in unrealized gain (loss) on foreign currency and cash equivalents	39
Total net realized gain (loss) and unrealized appreciation (depreciation)	17,354
Net change in provision for taxes on unrealized gains on investments	(1,258)
Net increase (decrease) in net assets resulting from operations	$79,343
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Statements of Changes in Net Assets
(in thousands)

	Six Months Ended June 30, 2026 (Unaudited)	Year Ended December 31, 2025
Operations
Net investment income	$63,247	$133,756
Net realized gain (loss)	(12,708)	49,315
Net change in unrealized appreciation (depreciation) on investments and provision for taxes on unrealized gains on investments	30,360	(34,857)
Net change in unrealized appreciation (depreciation) on swap contracts	(1,595)	1,461
Net change in unrealized gain (loss) on foreign currency and cash equivalents	39	70
Net increase (decrease) in net assets resulting from operations	79,343	149,745

Stockholder distributions(1)
Distributions to stockholders	(74,616)	(159,399)
Net decrease in net assets resulting from stockholder distributions	(74,616)	(159,399)

Capital share transactions(2)
Issuance of common stock	—	27,331
Reinvestment of stockholder distributions	—	1,366
Net increase (decrease) in net assets resulting from capital share transactions	—	28,697
Total increase (decrease) in net assets	4,727	19,043
Net assets at beginning of period	1,438,011	1,418,968
Net assets at end of period	$1,442,738	$1,438,011
______________
(1)See Note 5 for a discussion of the distributions declared by the Fund.
(2)See Note 3 for a discussion of transactions with respect to the Fund’s common stock.

See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Unaudited Consolidated Statement of Cash Flows
(in thousands)

Six Months Ended June 30, 2026
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$79,343
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of long-term investments	(516,842)
Paid-in-kind interest	(18,649)
Proceeds from sales and repayments of long-term investments	423,244
Premiums received on options written	9,231
Premiums paid on exit of options written	(4,044)
Net realized (gain) loss on investments	15,415
Net realized (gain) loss on options written	(5,187)
Net change in unrealized (appreciation) depreciation on investments and provision for taxes on unrealized gains on investments	(30,360)
Net change in unrealized (appreciation) depreciation on swap contracts	1,595
Accretion of discount	(6,053)
Amortization of discount and deferred financing costs	978
(Increase) decrease in receivable for investments sold and repaid	24,574
(Increase) decrease in interest receivable	(1,889)
(Increase) decrease in prepaid expenses and other assets	376
Increase (decrease) in swap income payable	348
Increase (decrease) in payable for investments purchased	44,081
Increase (decrease) in interest expense payable(1)	(56)
Increase (decrease) in management fees payable	(117)
Increase (decrease) in incentive fees payable	628
Increase (decrease) in administrative services expense payable	494
Increase (decrease) in accounting and administrative fees payable	144
Increase (decrease) in professional fees payable	344
Increase (decrease) in directors’ fees payable	(2)
Increase (decrease) in other accrued expenses and liabilities	(5,177)
Net cash provided by (used in) operating activities	12,419

Cash flows from financing activities
Stockholder distributions paid	(74,754)
Borrowings under credit facilities(1)	15,000
Deferred financing costs paid	(1,308)
Net cash provided by (used in) financing activities	(61,062)
Total increase (decrease) in cash, cash equivalents, restricted cash and foreign currency(2)	(48,643)
Cash, cash equivalents, restricted cash and foreign currency at beginning of period	402,942
Cash, cash equivalents, restricted cash and foreign currency at end of period(3)	$354,299

Supplemental disclosure(1)
Excise taxes paid	$5,186
______________
(1)See Note 9 for a discussion of the Fund’s financing arrangements and term preferred shares. During the six months ended June 30, 2026, the Fund paid interest expense of $19,611 on financing arrangements and term preferred shares.
(2)Includes net change in unrealized gain (loss) on foreign currency of $(7).
(3)Includes cash of $197,691, cash equivalents of $134,358, foreign currency of $504 and restricted cash of $21,746. Restricted cash is the cash collateral required to be posted pursuant to the Fund’s derivative contracts.
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Financial Highlights
(in thousands, except share and per share amounts)

	Six Months Ended June 30, 2026	Year Ended December 31,
	(Unaudited)	2025	2024	2023	2022	2021
Per Share Data:(1)
Net asset value, beginning of period	$7.11	$7.15	$6.92	$6.33	$7.64	$7.30
Results of operations
Net investment income(2)	0.31	0.67	0.87	0.77	0.68	0.56
Net realized gain (loss) and unrealized appreciation (depreciation)	0.08	0.09	0.07	0.46	(1.47)	0.29
Net increase (decrease) in net assets resulting from operations	0.39	0.76	0.94	1.23	(0.79)	0.85
Stockholder Distributions:(3)
Distributions from net investment income	(0.37)	(0.80)	(0.71)	(0.64)	(0.52)	(0.51)
Net decrease in net assets resulting from stockholder distributions	(0.37)	(0.80)	(0.71)	(0.64)	(0.52)	(0.51)
Net asset value, end of period	$7.13	$7.11	$7.15	$6.92	$6.33	$7.64
Market price common stock, end of period	$4.99	$6.30	$6.82	$5.67	$4.71	—
Shares outstanding, end of period	202,269,645	202,269,645	198,355,867	198,355,867	198,355,867	197,137,781
Total return at net asset value(4)	5.69%	10.89%	14.25%	20.11%	(10.69)%	11.90%
Total return at market price(5)	(15.04)%	3.65%	34.70%	36.57%	7.19%	—

Ratio/Supplemental Data:
Net assets, end of period	$1,442,738	$1,438,011	$1,418,968	$1,372,551	$1,256,326	$1,506,433
Ratio of net investment income to average net assets(6)	8.86%	9.22%	12.34%	11.49%	9.71%	7.32%
Ratio of total operating expenses to average net assets(6)(9)	6.70%	7.01%	7.91%	8.28%	7.53%	5.58%
Ratio of management fee offset to average net assets(6)	—	(0.01)%	—	—	—	—
Ratio of net operating expenses to average net assets(6)	6.70%	7.00%	7.91%	8.28%	7.53%	5.58%
Portfolio turnover	24%	45%	45%	36%	33%	55%
Total amount of credit facility borrowings outstanding exclusive of treasury securities	$300,000	$285,000	$453,000	$390,000	$285,000	$435,000
Asset coverage, per $1,000 of credit facility borrowings(7)	$7,128	$7,438	$5,008	$5,285	$6,630	$5,373
Asset coverage per unit of credit facility borrowings(7)	7.13	7.44	5.01	5.28	6.63	5.37
Total amount of term preferred shares outstanding	$400,000	$400,000	$400,000	$300,000	$400,000	$400,000
Asset coverage, per $1,000 liquidation value per share of term preferred shares and credit facilities(8)	$3,055	$3,094	$2,660	$2,987	$2,759	$2,799
Asset coverage per unit of term preferred shares and credit facilities(8)	3.06	3.09	2.66	2.99	2.76	2.80

______________
(1)Per share data may be rounded in order to compute the ending net asset value per share.
(2)The per share data was derived by using the average number of shares of common stock outstanding during the applicable period.
(3)The per share data for distributions reflects the actual amount of distributions declared per share of common stock during the applicable period.
See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Financial Highlights (continued)
(in thousands, except share and per share amounts)
(4)The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional shares of common stock of the Fund at the Fund’s net asset value per share as of the share closing date occurring on or immediately following the distribution payment date. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period.
(5)The total return based on market value for each period presented was calculated based on the change in market price during the applicable period, including the impact of distributions reinvested in accordance with the Fund's amended and restated distribution reinvestment plan, or the DRP. Total return based on market value does not consider the effect of any sales commissions or charges that may be incurred in connection with the sale of shares of the Fund’s common stock. The historical calculation of total return based on market value in the table should not be considered a representation of the Fund’s future total return based on market value, which may be greater or less than the return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets, general economic conditions and fluctuations in common stock market value. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.
(6)Average daily net assets is used for this calculation. Ratios for the six months ended June 30, 2026 are annualized. Annualized ratios for the six months ended June 30, 2026 are not necessarily indicative of the ratios that may be expected for the year ending December 31, 2026.
(7)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by credit facility borrowings and term preferred shares, to the aggregate amount of credit facility borrowings outstanding representing indebtedness.
(8)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by credit facility borrowings and term preferred shares, to the aggregate amount of credit facility borrowings and term preferred shares outstanding representing indebtedness.
(9)For the year ended December 31, 2022, the expense ratio includes one-time, non-recurring listing advisory fees, and other listing expenses incurred in connection with the listing on the NYSE. Had the Fund not incurred these expenses, the expense ratio would have been 7.27%.

See notes to unaudited consolidated financial statements.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements
(in thousands, except share and per share amounts)
Note 1. Principal Business and Organization
FS Credit Opportunities Corp., or the Fund, is organized as a Maryland corporation. Prior to March 23, 2022, the Fund was organized as a Delaware statutory trust. On March 23, 2022, the Fund completed its conversion into a Maryland corporation and changed its name to FS Credit Opportunities Corp. The Fund was originally organized on January 28, 2013, operating under the name FS Global Credit Opportunities Fund, and commenced investment operations on December 12, 2013. The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended, or the 1940 Act, that has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. Effective November 14, 2022, the Fund listed its common stock on the New York Stock Exchange, or the NYSE, under the ticker symbol "FSCO."
The Fund’s investment adviser is FS Global Advisor, LLC, or FS Global Advisor, or the Advisor, which is a private investment firm that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and an affiliate of the Fund’s sponsor, Franklin Square Holdings, L.P., or Future Standard.
As of June 30, 2026, the Fund had various wholly-owned subsidiaries, including special-purpose financing subsidiaries and subsidiaries through which it holds interests in certain portfolio companies. The unaudited consolidated financial statements include both the Fund’s accounts and the accounts of the wholly-owned subsidiaries consolidated as of June 30, 2026 in accordance with U.S. generally accepted accounting principles, or GAAP. All intercompany transactions have been eliminated in consolidation. Certain of the Fund’s consolidated subsidiaries may be subject to foreign income taxes. Additionally, one of the Fund’s consolidated subsidiaries is subject to U.S. federal and state income taxes.
The Fund’s primary investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation.
Note 2. Summary of Significant Accounting Policies
Basis of Presentation: The accompanying unaudited consolidated financial statements of the Fund have been prepared in accordance with GAAP. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Fund’s unaudited consolidated financial statements should be read in conjunction with its audited consolidated financial statements as of and for the year ended December 31, 2025 included in the Fund’s certified shareholder report on Form N-CSR. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services—Investment Companies, or ASC Topic 946. The Fund will generally not consolidate its investment in a company other than a substantially or wholly-owned investment company or controlled operating company whose business consists of providing services to the Fund. Accordingly, the Fund consolidated the accounts of the Fund's substantially wholly-owned subsidiaries in its unaudited consolidated financial statements. The Fund has evaluated the impact of subsequent events through the date the unaudited consolidated financial statements were issued.
Use of Estimates: The preparation of the Fund’s unaudited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the unaudited consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.
Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund may invest its cash in an institutional money market fund, which is stated at fair value. The Fund’s uninvested cash is maintained with high credit quality financial institutions, which are members of the Federal Deposit Insurance Corporation. The Fund’s cash is held with major financial institutions and may exceed federally insured limits.
Valuation of Portfolio Investments: The Fund determines the net asset value, or NAV, of its common stock on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE. The Fund calculates the NAV of its common stock by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Fund (the value of securities, plus cash and other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of its outstanding shares of common stock.
The Fund’s board of directors, or the Board, is responsible for overseeing the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Advisor’s valuation policy, or the Valuation Policy. As permitted by Rule 2a-5 of the 1940 Act, the Board has designated the Advisor as valuation designee with day-to-day responsibility for implementing the Fund’s portfolio valuation process set forth in the Valuation Policy, subject to the oversight of the Board. The audit committee of the Board is responsible for overseeing the Advisor’s implementation of the Fund’s valuation process. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Advisor has adopted methods for determining the fair value of such securities and other assets, pursuant to its responsibility for applying such

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
fair valuation methods that has been designated to it by the Board. In connection with the valuation process, the Board receives valuation reports from the Advisor, as valuation designee, on a quarterly basis.
Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, or ASC Topic 820, issued by the Financial Accounting Standards Board, or FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets for identical securities; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.
The Fund expects that its portfolio will consist of (1) securities listed or traded on a recognized securities exchange or automated quotation system, or exchange-traded securities, (2) securities traded on a privately negotiated over-the-counter secondary market for institutional investors for which indicative dealer quotes are available, or over-the-counter, or OTC securities or (3) certain illiquid securities issued by private companies and/or thinly traded public companies which are generally subject to restrictions on resale and ordinarily have not established a trading market.
For purposes of calculating NAV, the Fund uses the following valuation methods:
•The market value of each exchange-traded security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.
•If no sale is reported for an exchange-traded security on the valuation date or if a security is an OTC security, the Fund values such investments using quotations obtained from an approved independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by such service from dealers on the valuation date. If a quoted price from such pricing service is deemed by the Advisor to be unreliable (and therefore, not readily available), the Advisor may recommend that the investment may be fair valued by some other means, including, but not limited to, a valuation provided by an approved independent third-party valuation service or by the Advisor's Fair Value Committee, or the Fair Value Committee. For investments for which an approved independent third-party pricing service is unable to obtain quoted prices, the Fund may obtain bid and ask prices directly from dealers who make a market in such securities. In all cases, investments are valued at the mid-point of the prevailing bid-ask range obtained from such sources unless there is a compelling reason to use some other value within the bid-ask range and the justification thereof is documented and retained by the Advisor.
•To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by the Advisor, under the oversight of the Board, in accordance with the Valuation Policy. In making such determination, it is expected that the Advisor may rely upon valuations obtained from an approved independent third-party valuation service. With respect to these investments for which market quotations are not readily available, the Fund undertakes a multi-step valuation process each quarter, as described below:
•The quarterly fair valuation process begins with the Advisor facilitating the delivery of updated quarterly financial and other information relating to each investment to the independent third-party valuation service;
•The independent third-party valuation service then reviews and analyzes the information, along with relevant market and economic data, and determines proposed valuations for each investment according to the valuation methodologies in the Valuation Policy and communicates the information to the Advisor in the form of a valuation range;
•The Advisor then reviews the preliminary valuation information for each portfolio company or investment and provides feedback about the accuracy, completeness and timeliness of the valuation-related inputs considered by the independent third-party valuation service and any suggested revisions thereto prior to the independent third-party valuation service finalizing its valuation range;
•The Advisor then provides the audit committee of the Board with valuation-related information for each investment along with any applicable supporting materials and other information that is relevant to the fair valuation process;
•The audit committee of the Board then meets with the Advisor to receive the relevant quarterly reporting and to discuss any questions from the audit committee in connection with the audit committee's role in overseeing the fair valuation process; preliminary valuations are then presented to and discussed with the audit committee of the Board;
•Following the completion of fair valuation oversight activities, the audit committee of the Board, with assistance from the Advisor, provides the Board with a report regarding the quarterly valuation process.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund’s unaudited consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s unaudited consolidated financial statements. In making its determination of fair value, the Advisor may use any independent third-party pricing or valuation service, for which it has performed the appropriate level of due diligence. However, the Advisor shall not be required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information sourced by the Advisor, or from any approved independent third-party valuation or pricing service, that the Advisor deems to be reliable in determining fair value under the circumstances.
Below is a description of factors that the Advisor, any approved independent third-party valuation service and the audit committee of the Board may consider when determining the fair value of the Fund’s investments.
The valuation methods utilized for each portfolio company may vary depending on industry and company-specific considerations. Typically, the first step is to make an assessment as to the enterprise value of the portfolio company’s business in order to establish whether the portfolio company’s enterprise value is greater than the amount of its debt as of the valuation date. This analysis helps to determine a risk profile for the applicable portfolio company and its related investments, and the appropriate valuation methodology to utilize as part of the security valuation analysis. The enterprise valuation may be determined using a market or income approach.
Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Fund may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing the borrower’s debt.
For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.
Valuation of Collateralized Loan Obligation, or CLO, subordinated notes considers a variety of relevant factors, including recent purchases and sales known to the Advisor in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model include assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates. These are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions.
The Fund’s equity interests in companies for which there is no liquid public market are valued at fair value. Generally, the value of the Fund’s equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price.
When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. The Board will subsequently value the warrants or other equity securities received at fair value.
When utilized, derivatives will be priced in the same manner as securities and loans, i.e., primarily by approved independent third-party pricing services, or secondarily through counterparty statements if there are no prices available from such pricing services. With respect to credit derivatives, where liquidity is limited due to the lack of a secondary market for the underlying reference obligation and where a price is not provided by an approved independent third-party pricing service, such derivatives will be valued after considering, among other factors, the valuation provided by the counterparty with which the Fund has established the position. For other over-the-counter derivatives, the value of the underlying securities, among other factors, will be reviewed and considered by the Advisor in determining the appropriate fair value.
Forward foreign currency exchange contracts typically will be valued at their quoted daily prices obtained from an independent third party. Swaps (other than centrally cleared) typically will be valued using valuations provided by an approved independent third-party pricing service. Such valuations generally will be based on the present value of fixed and projected floating rate cash flows over the term of the swap contract and, in the case of credit default swaps, generally will be based on credit spread quotations obtained from broker-dealers and expected default recovery rates determined by the approved independent third-party pricing service using proprietary models. Future cash flows will be discounted to their present value using swap rates provided by electronic data services or by broker-dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts and swap contracts are not recorded in the unaudited consolidated statement of assets and liabilities. Fluctuations in the value of the forward foreign currency exchange contracts and swap contracts are recorded in the unaudited consolidated statement of assets and liabilities as an asset (liability) and in the unaudited consolidated statement of operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gains (losses).

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
Revenue Recognition: Security transactions are accounted for on the trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income on the ex-dividend date. The Fund holds investments in certain securities that accumulate PIK income to be paid upon the redemption, liquidation or maturity of the underlying investment. Such PIK income is accumulated onto the principal balance of the respective security. The Fund does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Fund’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment.
Distributions received from common equity investments generally are comprised of ordinary income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received based on historical information or estimates provided by the respective portfolio companies. These estimates may subsequently be revised based on the information received from the respective portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.
Loan origination fees, original issue discount, market discount and market premium are capitalized and such amounts are amortized/accreted as interest income over the respective term of the loan or security, except market premium on callable bonds, which are amortized to the call date. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. The Fund records prepayment fees on loans and securities as fee income when it receives such amounts. Structuring and other non-recurring upfront fees are recorded as fee income when earned. For the six months ended June 30, 2026, the Fund recognized $992 in structuring and upfront fee revenue.
The Fund invests in CLOs. Interest income from investments in the “equity” class of these CLOs (in the Fund's case, subordinated notes) is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with Accounting Standards Codification Topic 325-40-35, Beneficial Interests in Securitized Financial Assets. The Fund monitors the expected cash inflows from its equity investments in CLOs, including the expected principal repayments. The effective yield is determined and updated quarterly.
Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized, and the respective unrealized gain or loss on foreign currency for any foreign denominated investments. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.
Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To maintain its qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its stockholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year. The Fund also will be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.
Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s unaudited consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its unaudited consolidated statement of operations. During the six months ended June 30, 2026, the Fund did not incur any interest or penalties. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service, or the IRS, and state departments of revenue.
Forward Foreign Currency Exchange Contracts: The Fund may enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, helps to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.
Interest Rate Swaps: The Fund may enter into interest rate swaps to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. An interest rate swap contract is an exchange of interest rates between counterparties. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal.
Options: The Fund may purchase or write call and put options in an effort to manage risk and/or generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. Premiums paid on options purchased and premiums received on options written are reflected as an asset and liability, respectively. The amount of the asset or liability is subsequently marked-to-market to reflect the current fair value of the option purchased or written. When an instrument is purchased or sold through an exercise of an option, the related premium received is deducted from the basis of the instrument acquired or added to the proceeds of the instrument sold. When an option expires, the Fund realizes a gain on the option to the extent of the premiums received. When an option is exercised, the Fund realizes a loss to the extent the cost of closing the option exceeds the premiums received, or a gain to the extent the premiums received exceed the cost of closing the option.
Total Return Swaps: The Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market with another market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party agrees to make periodic payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.
Distributions: Distributions to the Fund’s stockholders are recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund intends to authorize and declare and pay ordinary cash distributions on a monthly basis. Net realized capital gains, if any, will be distributed or deemed distributed at least annually. Distributions to holders of Term Preferred Shares are accrued on a daily basis as described in Note 9. As required by Accounting Standards Codification Topic 480, Distinguishing Liabilities from Equity, issued by the FASB, the Fund includes the accrued distributions on its Term Preferred Shares as an operating expense due to the fixed term of this obligation. For tax purposes, the payments made to holders of the Fund’s Term Preferred Shares are treated as distributions.
Collateralized Loan Obligation – Warehouses: A Collateralized Loan Obligation Warehouse, or CLO Warehouse, is an entity organized for the purpose of holding syndicated bank loans, also known as leveraged loans, prior to the issuance of securities from that same vehicle. During the warehouse period, a CLO Warehouse will secure investments and build a portfolio of primarily leveraged loans and other debt obligations. The warehouse period terminates when the collateralized loan obligation vehicle issues various tranches of securities to the market. At this time, financing through the issuance of debt securities and subordinated notes is used to repay the bank financing.
The fair value of the Fund’s investment in the CLO Warehouse is determined by adding the excess spread (accrued interest plus interest received less financing cost) to the Fund’s initial investment in the CLO Warehouse. Consistent with ASC Topic 820, the excess spread represents the price that would be received from the sale of the CLO Warehouse investment in an orderly transaction between market participants. CLO warehouses can be exposed to credit events, mark to market changes, rating agency downgrades and financing cost changes.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
Segment Reporting: The Fund operates through a single operating and reporting segment with an investment objective to generate current income and, to a lesser extent, long-term capital appreciation. The chief operating decision maker, or CODM, is the Fund's chief executive officer. The CODM assesses the performance and makes operating decisions of the Fund on a consolidated basis primarily based on the Fund’s change in net assets resulting from operations. In addition to numerous other factors and metrics, the CODM utilizes net investment income as a key metric in determining the amount of dividends to be distributed to the Fund’s common stockholders. As the Fund’s operations comprise of a single reporting segment, the segment assets are reflected on the accompanying unaudited consolidated statement of assets and liabilities as “total assets” and the significant segment expenses are listed on the accompanying unaudited consolidated statement of operations.
Recent Accounting Pronouncements: In November 2024, the FASB issued ASU 2024-03, Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures, or ASU 2024-03, which requires disaggregated disclosure of certain costs and expenses, including purchases of inventory, employee compensation, depreciation, amortization and depletion, within relevant income statement captions. ASU 2024-03 is effective for fiscal years beginning after December 15, 2026. Early adoption and retrospective application are permitted. The Fund is currently assessing the impact of this guidance but does not expect a material impact to its unaudited consolidated financial statements.
Note 3. Share Transactions
At-the-Market Offering
On January 15, 2025, the Fund entered into a distribution agreement, or the Distribution Agreement, with ALPS Distributors, Inc., or the Distributor, pursuant to which the Fund may offer and sell up to $150,000 of common stock from time to time through the Distributor, in transactions deemed to be “at the market” as defined in Rule 415 under the Securities Act, or the ATM Offering. Under the 1940 Act, the Fund may not sell any common stock at a price below the current NAV of such common stock, exclusive of any distributing commission or discount.
Pursuant to the Distribution Agreement, the Distributor may enter into sub-placement agent agreements with one or more selected dealers. The Distributor has entered into a sub-placement agent agreement, dated January 15, 2025, with UBS Securities LLC, or the Sub-Placement Agent, relating to the common stock to be offered under the Distribution Agreement. The Fund will compensate the Distributor with respect to sales of common stock at a commission rate of 1.00% of the gross proceeds of the sale of the Fund’s common stock. Out of this commission, the Distributor will compensate the Sub-Placement Agent at a rate of up to 0.80% of the gross sales proceeds of the sale of the Fund’s common stock sold by the Sub-Placement Agent.
The Advisor may, from time to time, in its sole discretion, pay some or all of the commissions payable under the Distribution Agreement or make additional supplemental payments, which may be satisfied in cash or through an offset against management fees to which the Advisor was otherwise entitled, to ensure that the sales price per share of the Fund’s common stock in connection with all offerings under the ATM Offering will not be less than the Fund’s current NAV per share. Any such payments or offsets made by the Advisor will not be subject to reimbursement by the Fund.
There were no transactions with respect to the Fund’s ATM Offering during the six months ended June 30, 2026.
Below is a summary of transactions with respect to the Fund’s ATM Offering during the year ended December 31, 2025:

Issuances of Common Stock	Shares of Common Stock	Amount	Underwriting Fees/Offering Expenses	Net Proceeds	Average Offering Price Per Share(2)
ATM Offering(1)	3,728,038	$27,607	$(276)	$27,331	$7.41
Total Issuance of Common Stock	3,728,038	$27,607	$(276)	$27,331	$7.41
______________
(1)The Advisor made supplemental payments to the Fund in connection with the ATM Offering in the amount of $179, which was satisfied in its entirety through an offset against management fees to which the Advisor was otherwise entitled.
(2)Represents the gross offering price per share before deducting underwriting fees and offering expenses.
Common stock with an aggregate offering amount of $122,393 remained available for issuance as of June 30, 2026.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 3. Share Transactions (continued)
Distribution Reinvestment Plan
Below is a summary of transactions with respect to the Fund’s amended and restated distribution reinvestment program, or DRP, during the six months ended June 30, 2026 and the year ended December 31, 2025:

	Six Months Ended June 30, 2026		Year Ended December 31, 2025
Reinvestment of Stockholder Distributions	Shares	Amount	Shares	Amount
Distribution Reinvestment Plan	—	$—	185,740	$1,366
Total Reinvestment of Stockholder Distributions	—	$—	185,740	$1,366
During the six months ended June 30, 2026 and the year ended December 31, 2025, the administrator for the Fund’s DRP, purchased 666,277 shares and 898,676 shares, respectively, of the Fund’s common stock in the open market at an average price per share of $5.24 (totaling $3,489) and $6.78 (totaling $6,090), respectively, pursuant to the DRP, and distributed such shares to participants in the DRP. During the period from July 1, 2026 to August 25, 2026, the administrator for the Fund’s DRP, purchased 106,304 shares of the Fund’s common stock in the open market at an average price per share of $5.01 (totaling $533), pursuant to the DRP, and distributed such shares to participants in the DRP. For additional information regarding the terms of the DRP, see Note 5.
Note 4. Related Party Transactions
Compensation of the Investment Adviser and its Affiliates
Prior to November 14, 2022, pursuant to the investment advisory agreement, dated as of April 18, 2019, or the Investment Advisory Agreement, the Advisor was entitled to (a) an annual management fee of 1.50% of the Fund’s average daily gross assets (gross assets equaled total assets set forth on the Fund’s unaudited consolidated statement of assets and liabilities) and (b) an incentive fee based on the Fund’s performance.
On November 14, 2022, the Fund and the Advisor amended and restated the Investment Advisory Agreement, or the A&R Investment Advisory Agreement. Pursuant to the A&R Investment Advisory Agreement, effective as of November 14, 2022, the Advisor is entitled to (a) an annual management fee of 1.35% of the Fund’s average daily gross assets (gross assets equals total assets set forth on the Fund’s unaudited consolidated statement of assets and liabilities) and (b) an incentive fee based on the Fund’s performance. Management fees are calculated and payable quarterly in arrears.
Under the A&R Investment Advisory Agreement, the incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a preferred return rate, expressed as a rate of return on the Fund’s net assets, equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Advisor under the administration agreement, dated as of July 15, 2013, by and between the Fund and the Advisor, or the Administration Agreement, and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with paid-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
The calculation of the incentive fee for each quarter is as follows:
•No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly preferred return rate of 1.50% (6.00% annualized);
•100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the preferred return rate but is less than or equal to 1.667% in any calendar quarter (6.667% annualized) is payable to the Advisor. This portion of the Fund’s pre-incentive fee net investment income which exceeds the preferred return rate but is less than or equal to 1.667% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Advisor with an incentive fee of 10.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.667% in any calendar quarter; and
•10.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.667% in any calendar quarter (6.667% annualized) is payable to the Advisor once the preferred return rate and catch-up have been achieved (10.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to the Advisor).
In connection with the ATM Offering, the Advisor may, from time to time and in its sole discretion, pay some or all of the commissions payable under the Distribution Agreement or make additional supplemental payments, which may be satisfied in cash or through an

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 4. Related Party Transactions (continued)
offset against management fees to which the Advisor was otherwise entitled, to ensure that the sales price per share of the Fund’s common stock in connection with all offerings under the ATM Offering will not be less than the Fund’s NAV per share. Any such payments or offsets will not be subject to reimbursement by the Fund. For the six months ended June 30, 2026, the Advisor did not make any supplemental payments to the Fund in connection with the ATM Offering.
Under the Administration Agreement, the Fund reimburses the Advisor for its actual costs incurred in providing administrative services to the Fund, including the Advisor’s allocable portion of the compensation and related expenses of certain personnel of Future Standard providing administrative services to the Fund on behalf of the Advisor. Such services include general ledger accounting, fund accounting, legal services, investor and government relations and other administrative services. The Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s stockholders and reports filed with the Securities and Exchange Commission, or the SEC. In addition, the Advisor assists the Fund in calculating NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to the Fund’s stockholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. The Advisor is required to allocate the cost of these services to the Fund based on factors such as assets, revenues and/or time allocations. At least annually, the Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of administrative expenses among the Fund and certain affiliates of the Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board compares the total amount paid to the Advisor for such services as a percentage of the Fund’s net assets to the same ratio as reported by other comparable investment companies. The Fund will not reimburse the Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of the Advisor.
The following table describes the fees and expenses incurred under the A&R Investment Advisory Agreement and the Administration Agreement during the six months ended June 30, 2026:

Related Party	Source Agreement	Description	Amount
FS Global Advisor, LLC	A&R Investment Advisory Agreement	Management Fee(1)	$14,785
FS Global Advisor, LLC	A&R Investment Advisory Agreement	Incentive Fee(2)	$6,989
FS Global Advisor, LLC	Administration Agreement	Administrative Services Expenses(3)	$2,132
______________
(1)During the six months ended June 30, 2026, $14,902 in management fees were paid to the Advisor. As of June 30, 2026, $7,393 in management fees were payable to the Advisor.
(2)During the six months ended June 30, 2026, $6,361 in incentive fees were paid to the Advisor. As of June 30, 2026, $3,547 in incentive fees were payable to the Advisor.
(3)During the six months ended June 30, 2026, the Fund paid $1,440 in administrative services expenses to the Advisor.
Potential Conflicts of Interest
The Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of the investment advisers to certain other BDCs, closed-end management investment companies, private funds, and separately managed accounts, or the Fund Complex. As a result, such personnel provide or expect to provide investment advisory services to certain other funds in the Fund Complex and such personnel may serve in similar or other capacities for the investment advisers to future investment vehicles in the Fund Complex. While the investment personnel of the Advisor are not currently providing investment advisory services for clients other than for the Fund Complex, they may do so in the future. In the event that the Advisor provides investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Fund’s investment objectives and strategies, so that the Fund will not be disadvantaged in relation to any other client of the Advisor or its management team. In addition, even in the absence of the Advisor retaining additional clients, it is possible that some investment opportunities may be provided to other entities in the Fund Complex, rather than to the Fund. In some cases, the Advisor (or an affiliate) will receive a fee from a third-party investor for making excess investment opportunities available, and such fee creates an incentive to recommend such opportunities to the Fund Complex and to allocate opportunities to such a third-party investor. Additionally, members of the senior management and investment teams and other employees of the Advisor or its members or their respective affiliates may from time to time invest in portfolio companies in which the Fund invests.
Exemptive Relief
The Fund previously operated under exemptive relief granted by the SEC, or the Co-Investment Order, that permitted the Fund to participate in certain negotiated co-investments alongside other funds managed by the Advisor or certain of its affiliates, subject to

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 4. Related Party Transactions (continued)
certain conditions, including that the price, terms and conditions of the co-investment would be identical for each fund participating pursuant to the exemptive relief.
On February 20, 2025, the Fund, alongside other funds managed by the Advisor or certain of its affiliates, filed an application for a new exemptive relief order, or the New Co-Investment Order, that would similarly permit co-investments with certain affiliates of the Fund but would simplify certain of the conditions under and provide more flexibility than the Co-Investment Order. The New Co-Investment Order was granted by the SEC, effective April 29, 2025, and supersedes the Co-Investment Order.
Participating Funds Total Return Swaps
On November 13, 2025, the Fund entered into a share swap confirmation with Nomura Global Financial Products, Inc., or the TRS Counterparty, governing an equity total return swap, or the Equity TRS, for common shares of beneficial interest of FS Specialty Lending Fund, or FSSL. The Advisor is owned by the owner of the investment adviser of FSSL. The Equity TRS enables the Fund to obtain the economic benefit of owning up to $50 million of common shares of FSSL in return for an interest-type payment to the TRS Counterparty. The Equity TRS has a term of three years, but may be terminated earlier in whole or in part following the occurrence of certain prescribed events agreed to between the TRS Counterparty and the Fund.
Bridge Street CLO I Ltd. and Bridge Street CLO II Ltd. (each, a CLO Issuer)
The collateral manager and administrator of each CLO Issuer, FS Structured Products Advisor, LLC, or FSSPA, is an affiliate of the Advisor. In accordance with an amended and restated agreement between FSSPA and the Fund, as long as the Fund owns more than 4.99% of any CLO Issuer’s equity, FSSPA will reimburse the Fund on a quarterly basis in an amount equal to a portion of the compensation received by FSSPA from Bridge Street CLO I Ltd. and Bridge Street CLO II Ltd., equal to the Fund's percentage ownership of Bridge Street CLO I Ltd.'s subordinated notes and Bridge Street CLO II Ltd.'s subordinated notes, respectively, in each case, for FSSPA's collateral management and collateral administrator services less certain administrative costs borne by FSSPA during the relevant quarter as defined in the expense reimbursement agreement. On June 16, 2026, the Fund sold its entire investment in Bridge Street CLO II Ltd.'s subordinated notes, at which point, the Fund was no longer eligible for reimbursement of Bridge Street CLO II Ltd.'s portion of compensation due from FSSPA under the amended and restated agreement.
On the respective CLO issuance dates, the respective CLO Issuer issued to the market various tranches of notes, including the issuance of subordinated notes to the Fund in each case. Upon any refinancing of the CLO notes issued by a CLO Issuer, the Fund may acquire additional tranches of the refinanced CLO notes.
The following table presents summary information with respect to the Fund’s CLO issuances:

CLO Issuer	CLO Issuance Date	CLO Reset Date	Total CLO Notes Issued	Subordinated Notes Issued to the Fund
Bridge Street CLO I Ltd.(1)	January 28, 2021	June 21, 2024	$357,200	$28,200
______________
(1)The Total CLO Notes Issued represents the total notes issued after the June 21, 2024 refinance. Prior to June 21, 2024, there were $353,700 notes issued.
Bridge Street Warehouse CLO VII Ltd.
Bridge Street Warehouse CLO VII Ltd., or Bridge Street Warehouse CLO VII, is a CLO Warehouse in which the Fund contributes capital by subscribing for the preference shares issued by Bridge Street Warehouse CLO VII, which is accounted for as a financial instrument at fair value as of June 30, 2026. Bridge Street Warehouse CLO VII commenced operations on October 28, 2025 and was in the warehouse phase as of June 30, 2026. As of June 30, 2026, the Fund contributed $30,000 to Bridge Street Warehouse CLO VII. The Fund had an investment of $31,322 in Bridge Street Warehouse CLO VII, at fair value, as of June 30, 2026. Bridge Street Warehouse CLO VII financed the majority of its loan purchases using its credit facility.
Note 5. Distributions
During the six months ended June 30, 2026 and the year ended December 31, 2025, the Fund declared and paid cash distributions of $0.37 per share of common stock in the total amount of $74,616 and $0.80 per share of common stock in the total amount of $159,399, respectively.
On July 7, 2026, and August 11, 2026, the Board declared regular monthly cash distributions of $0.0583 and $0.0594 per share of common stock for July and August 2026, respectively. The regular monthly cash distributions have been or will be paid monthly to stockholders of record as of monthly record dates previously determined by the Board. From time to time, the Fund may also pay special interim cash distributions at the discretion of the Board. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Board.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 5. Distributions (continued)
Pursuant to the DRP, the Fund will reinvest all cash dividends or distributions declared by the Board on behalf of all stockholders who do not elect to receive their distributions in cash. As a result, if the Board declares a distribution, then stockholders who have not elected to “opt out” of the DRP will have their distributions automatically reinvested in additional shares of the Fund’s common stock.
The Fund may fund its cash distributions to stockholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income, short-term and long-term capital gains proceeds from the sale of assets, gains from credit default swaps, non-capital gains proceeds from the sale of assets and distributions on account of preferred and common equity. The Fund has not established limits on the amount of funds it may use from available sources to make distributions.
The determination of the tax attributes of the Fund’s distributions is made annually as of the end of the Fund’s fiscal year based upon the Fund’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of the Fund’s distributions for a full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.
As of June 30, 2026, the Fund had a long-term capital loss carryover of $283,392 and short-term capital loss carryover of $16,367. The capital loss carryover is available to reduce capital gain distribution requirements in future years and does not expire. Future utilization of these losses may be limited. Any unused balances resulting from such limitations may be carried forward into future years indefinitely.
The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $1,866,392 as of June 30, 2026. Aggregate net unrealized appreciation (depreciation) on a tax basis was $(22,604), which was comprised of gross unrealized appreciation of $157,119 and gross unrealized depreciation of $179,723, as of June 30, 2026.
As of June 30, 2026, the Fund had a gross deferred tax asset of $33,225 resulting from deferred interest expense, capital losses and net operating losses in the Fund’s wholly-owned taxable subsidiary and a deferred tax liability of $22,840 resulting from unrealized appreciation on investments held by the Fund’s wholly-owned taxable subsidiary. As of June 30, 2026, the wholly-owned taxable subsidiary anticipated that it would be unable to fully utilize the deferred tax asset, therefore, the deferred tax asset was offset by a valuation allowance of $13,732. For the six months ended June 30, 2026, the Fund recorded a $1,258 provision (benefit) for taxes related to FS Global Investments, Inc. related to the deferred tax liability. As of June 30, 2026, the Fund had a net deferred tax liability of $3,347.
Note 6. Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward contracts, futures contracts, swap contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.
Each forward foreign currency exchange contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the unaudited consolidated statement of assets and liabilities. When a contract is closed, a realized gain or loss is recorded in the unaudited consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.
The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may enter into interest rate swap contracts to gain or reduce exposure to fluctuations in interest rates.
An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Interest rate swaps are used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 6. Financial Instruments (continued)
Each interest rate swap is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the unaudited consolidated statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the unaudited consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of interest rate swaps contains the risk that the value of an interest rate swap changes unfavorably due to movements in interest rates, as well as the risk that the counterparty to the swap will default on its contractual delivery obligations.
The Fund entered into the Equity TRS with the TRS Counterparty. Under the Equity TRS, the Fund obtains the economic benefit of owning shares of FSSL, an investment company registered under the 1940 Act, without actually owning such shares, and the TRS Counterparty receives an interest-type payment in return. The investment adviser to FSSL is owned by Franklin Square Holdings, L.P., which is also the owner of the Advisor.
The Equity TRS is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation on swap contracts in the unaudited consolidated statement of assets and liabilities. Pursuant to its terms, the Equity TRS settles monthly and a realized gain or loss is recorded in the unaudited consolidated statements of operations equal to the difference between the value of the shares underlying the Equity TRS at the time the swap was entered into or the previous settlement date and the value as of the current settlement date, plus dividends received and less accrued interest. Any dividends received by the TRS Counterparty as holder of the FSSL shares are paid to the Fund. The Equity TRS has a term of three years, but it can be terminated earlier in whole or in part following the occurrence of certain prescribed events agreed to between the TRS Counterparty and the Fund. The primary underlying risk exposure through the use of equity total return swaps is equity market risk.
The Fund may enter into swap contracts containing provisions allowing the counterparty to terminate the contract under certain conditions, including, but not limited to, a decline in the Fund’s NAV below a certain level over a certain period of time, which would trigger a payment by the Fund for those swaps in a liability position. The Fund may purchase and write call and put options in an effort to manage risk and/or generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the writer to sell (if the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.
In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market, or market risk. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.
The fair value of open derivative instruments (which are not considered to be hedging instruments for accounting purposes) by risk exposure as of June 30, 2026 was as follows:

	Fair Value
	Derivative Assets	Derivative Liabilities
Equity Risk
Total return swaps(1)	—	$(732)
Interest Rate Risk
Interest rate swaps(1)	—	$(667)
______________
The Fund’s derivative assets and liabilities at fair value by risk, presented in the table above, are reported on a gross basis on the Fund’s unaudited consolidated statement of assets and liabilities and located as follows:
(1)Unrealized depreciation on swap contracts.
The following table presents the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets or pledged by the Fund for liabilities as of June 30, 2026:

Counterparty	Derivative Assets(1)	Derivative Liabilities(1)	Net Value of Derivatives	Non-Cash Collateral (Received) Pledged(2)	Cash Collateral (Received) Pledged(2)	Net Amount of Derivative Assets (Liabilities)(3)
Barclays Bank PLC	—	$(667)	$(667)	—	$667	$—
Nomura Global Financial Products, Inc.	—	$(732)	$(732)	—	$732	$—
______________
(1)Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.
(2)In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 6. Financial Instruments (continued)
(3)Net amount of derivative assets and liabilities represents the net amount due from the counterparty to the Fund and the net amount due from the Fund to the counterparty, respectively, in the event of default.
The effect of derivative instruments (which are not considered to be hedging instruments for accounting purposes) on the Fund’s unaudited consolidated statement of operations by risk exposure for the six months ended June 30, 2026 was as follows:

	Net Realized Gain (Loss) on Derivatives Recognized in Income		Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity Risk
Total return swaps	$(2,409)	(1)	$(847)	(2)
Interest Rate Risk
Interest rate swaps	$(55)	(1)	$(748)	(2)
Market Risk
Options written	$5,187	(3)	—
______________
The Fund’s derivative instruments at fair value by risk, presented in the table above, are reported on the Fund’s unaudited consolidated statement of operations and located as follows:
(1)Net realized gain (loss) on swap contracts.
(2)Net change in unrealized appreciation (depreciation) on swap contracts.
(3)Net realized gain (loss) on options written.
The average notional amounts of interest rate swaps, options written and total return swaps outstanding during the six months ended June 30, 2026, which are indicative of the volumes of these derivative types, were $50,000, $502 and $17,490, respectively.
When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as a liability. The amount of the liability is subsequently marked-to-market to reflect the current fair value of the option written. Written options activity for the six months ended June 30, 2026 was as follows:

Options Written
Fair value at beginning of period	$—
Net realized gain (loss)	5,187
Net change in unrealized appreciation (depreciation)	—
Premiums received on options written	(4,044)
Premiums paid on exit	9,231
Fair value at end of period	$10,374

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 7. Investment Portfolio
The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of June 30, 2026:

	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$1,575,611	$1,515,486	82%
Senior Secured Loans—Second Lien	86,968	52,793	3%
Senior Secured Bonds	58,004	59,217	3%
Asset Based Finance	55,428	49,625	3%
Equity/Other	67,746	166,667	9%
Total	$1,843,757	$1,843,788	100%
______________
(1)Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.
In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of a portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.
As of June 30, 2026, the Fund held investments in six portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control,” and held investments in three portfolio company of which it is deemed to “control,” each as defined in the 1940 Act. For additional information with respect to such portfolio companies, see footnotes (s) and (t) to the unaudited consolidated schedule of investments as of June 30, 2026 included herein.
The Fund’s investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of June 30, 2026, the Fund had 25 senior secured loan investments with aggregate unfunded commitments of $117,614. The Fund maintains sufficient cash on hand and/or available borrowings to fund such unfunded commitments should the need arise.
The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of June 30, 2026:

Industry Classification	Fair Value	Percentage of Portfolio
Health Care Equipment & Services	$277,797	15%
Consumer Services	244,926	13%
Commercial & Professional Services	229,136	12%
Consumer Durables & Apparel	202,545	11%
Software & Services	138,664	8%
Materials	114,993	6%
Consumer Discretionary Distribution & Retail	89,201	5%
Transportation	83,662	5%
Financial Services	75,688	4%
Automobiles & Components	69,688	4%
Capital Goods	67,625	4%
Food, Beverage & Tobacco	53,295	3%
Pharmaceuticals, Biotechnology & Life Sciences	49,735	3%
Real Estate Management & Development	34,532	2%
Energy	25,626	1%
Telecommunication Services	24,817	1%
Media & Entertainment	23,472	1%
Insurance	22,091	1%
Household & Personal Products	14,524	1%
Technology Hardware & Equipment	1,771	0%
Total	$1,843,788	100%
Purchases and sales of securities during the six months ended June 30, 2026, other than short-term securities and U.S. government obligations, were $516,842 and $423,244, respectively.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 8. Fair Value of Financial Instruments
Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an asset or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes valuation techniques that maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:
Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.
Level 3: Inputs that are unobservable for an asset or liability.
A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.
As of June 30, 2026, the Fund’s investments and derivatives were categorized as follows in the fair value hierarchy:

Asset Description	Level 1	Level 2	Level 3	Total
Senior Secured Loans—First Lien	$—	$493,450	$1,022,036	$1,515,486
Senior Secured Loans—Second Lien	—	8,944	43,849	52,793
Senior Secured Bonds	—	57,446	1,771	59,217
Asset Based Finance	—	3,500	46,125	49,625
Equity/Other	7,372	9,810	149,485	166,667
Total Investments	$7,372	$573,150	$1,263,266	$1,843,788
As of June 30, 2026, the Fund had a cash equivalent invested in U.S. Treasury Bills with a fair value of $74,892, total return swaps with a fair value of $(732), and interest rate swaps with a fair value of $(667), all of which are categorized as Level 2 in the fair value hierarchy. As of June 30, 2026, the Fund also had a cash equivalent invested in the Allspring Government Money Market Fund with a fair value of $59,466, categorized as Level 1 in the fair value hierarchy.
The Board is responsible for overseeing the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Valuation Policy. The Board has designated the Advisor as the Fund’s valuation designee, with day-to-day responsibility for implementing the Fund’s portfolio valuation process set forth in the Valuation Policy, subject to oversight by the Board. The audit committee of the Board is responsible for overseeing the Advisor’s implementation of the Fund’s valuation process.
The Fund’s investments consist primarily of debt securities that were acquired directly from the issuer. Except as described below, the Fund values its investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the period end, which are provided by an independent third-party pricing service and screened for validity by such service. Investments that are traded on an active public market are valued at their closing price as of the date of the unaudited consolidated financial statements and are classified as Level 1 within the fair value hierarchy. Forward foreign currency exchange contracts are valued at their quoted daily prices obtained from an independent third party. The fair value of the total return swaps is determined daily based on the bid price of the underlying asset provided by the counterparty. These assumptions are observable in the marketplace or can be corroborated by active markets or broker quotes and are typically classified as Level 2 within the fair value hierarchy. Debt investments, for which broker quotes are not available, are valued by an independent third-party valuation firm, which determines the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. When a current price is not available from an independent third-party pricing service, investments may be valued by the Advisor as determined in good faith. Except as described above, all of the Fund’s equity/other investments are also valued by the same independent valuation firm, which determines the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. Investments valued by an independent third-party valuation firm are typically classified as Level 3 within the fair value hierarchy. An investment that is newly issued and purchased near the date of the unaudited consolidated financial statements is valued at cost if the Advisor determines that the cost of such investment is the best indication of its fair value.
The Advisor periodically benchmarks the bid and ask prices it receives from the third-party pricing service and/or dealers and independent valuation firms against the actual prices at which the Fund purchases and sells its investments. Based on the results of the

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 8. Fair Value of Financial Instruments (continued)
benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, the Advisor believes that these prices are reliable indicators of fair value. The Advisor reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Valuation Policy.
The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value for the six months ended June 30, 2026:

	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Unsecured Debt	Asset Based Finance	Equity/Other	Total
Fair value at beginning of period	$1,079,522	$53,244	$1,852	$28,983	$39,802	$88,004	$1,291,407
Accretion of discount (amortization of premium)	4,075	—	—	(3)	—	7	4,079
Net realized gain (loss)	(285)	—	—	(6)	(8,940)	86	(9,145)
Net change in unrealized appreciation (depreciation)	(24,404)	(10,308)	(81)	(242)	3,025	76,092	44,082
Purchases	176,532	—	—	—	25,000	1,025	202,557
Paid-in-kind interest	12,225	913	—	835	1,265	685	15,923
Sales and repayments	(234,166)	—	—	(29,567)	(14,027)	(7,726)	(285,486)
Transfers into Level 3(1)	8,537	—	—	—	—	—	8,537
Transfers out of Level 3(1)	—	—	—	—	—	(8,688)	(8,688)
Fair value at end of period	$1,022,036	$43,849	$1,771	$—	$46,125	$149,485	$1,263,266
The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(34,516)	$(10,308)	$(81)	$—	$(947)	$81,294	$35,442
______________
(1)Transfers into and out of Level 3 may occur as a result of, among other factors, changes in liquidity, the depth and consistency of prices from third-party pricing services and the existence of observable trades in the market. Transfers between levels of the fair value hierarchy are deemed to have occurred at the beginning of the reporting year. For the six months ended June 30, 2026, transfers into and out of Level 3 were due to decreased and increased price transparency, respectively.
The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of June 30, 2026 are as follows:

Type of Investment	Fair Value	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$903,093	Market Comparables	Market Yield (%)	6.1%-25.2%	11.5%
			EBITDA Multiples (x)	1.2x-7.3x	4.5x
	42,422	Cost
	76,521	Other(2)
Senior Secured Loans—Second Lien	43,849	Market Comparables	Market Yield (%)	19.0%-32.0%	21.0%
			EBITDA Multiples (x)	6.0x-10.3x	6.7x
			Revenue Multiples (x)	1.9x-2.1x	2.0x
Senior Secured Bonds	1,771	Market Comparables	Market Yield (%)	25.8%-28.8%	27.3%
			EBITDA Multiples (x)	5.0x-7.0x	6.8x
Asset Based Finance	14,803	Discounted Cash Flow	Discount Rate (%)	15.2%-17.4%	16.3%
	31,322	Income(3)	Excess Spread (%)	2.0%-2.0%	2.0%
Equity/Other	149,428	Market Comparables	EBITDA Multiples (x)	3.3x-13.8x	8.1x
	47	Cost
	10	Other(2)
Total	$1,263,266
______________

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 8. Fair Value of Financial Instruments (continued)
(1)For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement.
(2)Fair value based on expected outcome of proposed corporate transactions, other factors or determined in good faith by the Advisor.
(3)Fair value of the CLO Warehouse is based on cost plus the excess spread (accrued interest plus interest received less financing cost).
Note 9. Financing Arrangements and Term Preferred Shares
The following table presents summary information with respect to the Fund’s outstanding financing arrangements and term preferred shares as of June 30, 2026:

Arrangement	Type of Arrangement	Rate	Amount Outstanding(2)	Amount Available	Maturity Date
Bucks Funding Facility(1)	Revolving Credit Facility	S+1.30%	$—	$200,000	March 27, 2027(4)
Blair Funding Facility(1)	Revolving Credit Facility	S+2.05%(3)	—	85,000	December 15, 2027
Blair Funding Facility(1)	Term Loan	S+2.05%(3)	300,000	—	December 15, 2027
Series 2027 Term Preferred Shares(5)	Fixed Rate Shares	2.95%	100,000	—	January 31, 2027
Series 2028 Term Preferred Shares(5)	Fixed Rate Shares	5.106%	50,000	—	October 21, 2028
Series 2029 Term Preferred Shares(5)	Fixed Rate Shares	6.70%	100,000	—	May 16, 2029
Series 2030 Term Preferred Shares(5)	Fixed Rate Shares	5.481%	150,000	—	October 21, 2030
Total			$700,000	$285,000
______________
(1)Borrowings of each of the Fund’s financing facilities are considered senior securities representing indebtedness for purposes of complying with the asset coverage requirements under the 1940 Act applicable to closed-end management investment companies.
(2)The carrying amount outstanding under the facility approximates its fair value, unless otherwise noted.
(3)Term SOFR is subject to a 0.00% floor.
(4)As described below, this facility generally is terminable upon 270 days’ notice by BNP PBIL or two business days’ notice by the Fund. As of June 30, 2026, neither party to the facility had provided notice of its intent to terminate the facility.
(5)As of June 30, 2026, the fair value of the Series 2027 Term Preferred Shares, Series 2028 Term Preferred Shares, Series 2029 Term Preferred Shares, and Series 2030 Term Preferred Shares was approximately $98,374, $49,425, $101,290, $147,513, respectively. These valuations are considered Level 3 valuations within the fair value hierarchy.
For the six months ended June 30, 2026, the components of total interest expense for the Fund’s financing arrangements and term preferred shares were as follows:

	Interest Expense(1)	Amortization of Deferred Financing Costs and Discount	Total
Bucks Funding Facility	$553	$—	$553
Blair Funding Facility	8,790	472	9,262
Series 2027 Term Preferred Shares	1,475	116	1,591
Series 2028 Term Preferred Shares	1,276	74	1,350
Series 2029 Term Preferred Shares	3,350	147	3,497
Series 2030 Term Preferred Shares	4,111	169	4,280
Total	$19,555	$978	$20,533
______________
(1)Interest expense includes the effect of unused fees and commitment fees, if any. Interest under the Bucks Funding Facility is payable monthly or may be capitalized on the principal balance as additional cash borrowing. Interest under the Blair Funding Facility is payable quarterly in arrears commencing June 15, 2021. Dividends under the Series 2027 Term Preferred Shares, Series 2028 Term Preferred Shares, Series 2029 Term Preferred Shares and Series 2030 Term Preferred Shares are each payable semi-annually in arrears.
The Fund’s average borrowings and weighted average interest rate for the six months ended June 30, 2026 were $691,215 and 5.66%, respectively. As of June 30, 2026, the Fund’s weighted average effective interest rate on borrowings was 5.69%. Weighted average interest rate and weighted average effective interest rate includes the effect of unused fees and commitment fees, if any.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 9. Financing Arrangements and Term Preferred Shares (continued)
Bucks Funding Facility
On March 10, 2015, Bucks Funding, a wholly-owned financing subsidiary of the Fund, entered into a committed facility arrangement, or as subsequently amended, the Bucks Funding Facility, with BNP Paribas Prime Brokerage International, Ltd., or BNP PBIL, on behalf of itself and as agent for BNP Paribas. The Bucks Funding Facility provides for borrowings in U.S. dollars up to an aggregate principal amount of $200,000 of revolving loans. Bucks Funding also borrowed $100,000 of term loans in U.S. dollars under the Bucks Funding Facility and repaid the term loans in full prior to the April 22, 2021 maturity date solely applicable to the term loans. Bucks Funding may also borrow additional amounts on an uncommitted basis, at the discretion of BNP Paribas, to the extent the pledged collateral provides sufficient coverage for such additional borrowings.
Bucks Funding may terminate the Bucks Funding Facility upon two business days’ notice. Absent a default or facility termination event, BNP PBIL is required to provide Bucks Funding with 270 days’ notice prior to terminating or materially amending the terms of the revolving loans.
Under the Bucks Funding Facility, revolving loan borrowings bear interest at the rate of Term SOFR, plus 1.30% per annum. Interest is payable monthly in arrears or may be capitalized on the principal balance as additional cash borrowing. Bucks Funding is required to pay a non-usage fee of 0.55% per annum to the extent less than 90% of the aggregate principal amount of available revolving loans has not been utilized and 0% per annum if 90% or more has been utilized.
Under the Bucks Funding Facility, Bucks Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other requirements customary for facilities of this type. The value of securities required to be pledged by Bucks Funding is determined in accordance with the margin requirements described in the Bucks Funding Facility agreements. The Bucks Funding Facility agreements contain events of default and termination events customary for similar financing transactions.
Bucks Funding’s obligations under the Bucks Funding Facility are secured by a first priority security interest in substantially all of the assets of Bucks Funding, including its portfolio of assets. In connection with the Bucks Funding Facility, the Fund entered into a Parent Guaranty, pursuant to which the Fund has agreed to guaranty Bucks Funding’s obligations under the Bucks Funding Facility.
Securities held by Bucks Funding may be rehypothecated from time to time as permitted by Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to the terms and conditions governing Bucks Funding's U.S. PB Agreement, or the PB Agreement, with BNP PBIL. Under the terms of the PB Agreement, BNP PBIL has the ability to borrow hypothecated securities, or Rehypothecated Securities, and agrees to pay Bucks Funding a fee in connection with any borrowing of Rehypothecated Securities. The fee is computed daily at a rate of 70% of the difference between the fair market rate and Fed Funds Open and is paid monthly. Bucks Funding can designate any hypothecated security as ineligible for rehypothecation and can recall any Rehypothecated Security at any time and BNP PBIL must return it or an equivalent security in a commercially reasonable period. If BNP PBIL fails to return the security or an equivalent security, Bucks Funding will have the right to the cash equivalent of payments or distributions actually made but which Bucks Funding did not receive due to BNP PBIL's failure. As of June 30, 2026, there were no securities rehypothecated by BNP PBIL. The Fund did not earn any income during the six months ended June 30, 2026.
The Fund incurred costs in connection with obtaining and amending and restating the Bucks Funding Facility, which the Fund recorded as deferred financing costs on its unaudited consolidated statement of assets and liabilities and amortized to interest expense over the life of the facility. As of June 30, 2026, all of such deferred financing costs had been amortized to interest expense.
Blair Funding Facility
On December 16, 2020, Blair Funding LLC, or Blair Funding, a wholly-owned financing subsidiary of the Fund, entered into a credit and security agreement, or as subsequently amended, the Blair Funding Facility, with Barclays Bank PLC, or Barclays, as administrative agent, Wells Fargo Bank, National Association, or Wells Fargo, as collateral agent, collateral administrator and securities intermediary, and the lenders from time to time party thereto. The Blair Funding Facility provides for borrowings in U.S. dollars, Canadian dollars, Euros and pounds sterling in an aggregate principal amount of (i) $300,000 of term loans and (ii) $85,000 of revolving loans on a committed basis. The maturity date for the Blair Funding Facility is December 15, 2027.
Under the Blair Funding Facility, borrowings bear interest at the rate of Term SOFR (subject to a 0.0% floor) plus (i) to the extent the Fund is rated “A3” or higher by Moody’s Investors Services, Inc., 2.05% per annum, or (ii) otherwise, 3.05% per annum. Interest rates under the Blair Funding Facility will increase by (i) 0.50% per annum if certain asset coverage requirements are not satisfied and (ii) 0.25% if the value of the Fund’s assets securing indebtedness other than indebtedness incurred under the Blair Funding Facility exceeds 25% of the value of the Fund’s total assets. Interest is payable quarterly in arrears. Blair Funding is subject to an unused fee of 0.35% per annum on the average daily unused portion of the revolving credit facility amount.
Under the Blair Funding Facility, Blair Funding has made certain representations and warranties and must comply with various covenants, reporting requirements and other requirements customary for facilities of this type. In addition, Blair Funding must maintain a

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 9. Financing Arrangements and Term Preferred Shares (continued)
specified minimum asset coverage ratio. The Blair Funding Facility contains events of default customary for similar financing transactions. Upon the occurrence and during the continuation of an event of default, Barclays may declare the outstanding advances and all other obligations under the Blair Funding Facility immediately due and payable.
Blair Funding’s obligations under the Blair Funding Facility are secured by a first priority security interest in substantially all of the assets of Blair Funding, including its portfolio of assets. In connection with the Blair Funding Facility, the Fund entered into a guarantee and security agreement, pursuant to which the Fund has agreed to guarantee Blair Funding’s obligations under the Blair Funding Facility and secure Blair Funding’s obligations thereunder with a pledge of the Fund’s equity interest in Blair Funding.
The Fund incurred costs in connection with obtaining the Blair Funding Facility, which the Fund has recorded as deferred financing costs on its unaudited consolidated statement of assets and liabilities and amortizes to interest expense over the life of the facility. As of June 30, 2026, $1,594 of such deferred financing costs had yet to be amortized to interest expense.
Term Preferred Shares
As of June 30, 2026, the Fund had 400,000 issued and outstanding shares of preferred stock, each with a $1,000 liquidation preference per share, which consisted of the Series 2027 Term Preferred Shares, the Series 2028 Term Preferred Shares, the Series 2029 Term Preferred Shares and the Series 2030 Term Preferred Shares, or collectively, the Term Preferred Shares.
The Term Preferred Shares will rank senior in right of payment to the Fund’s common stock, will rank equal in right of payment with any other series of preferred shares that the Fund may issue in the future and will be subordinated in right of payment to the Fund’s existing and future indebtedness.
The terms of the Term Preferred Shares require the Fund to maintain asset coverage, as defined in Section 18 of the Investment Company Act of 1940 and modified for certain limitations on investments in issuers in a consolidated group and in equity securities, with respect to the Term Preferred Shares of at least 225%.
The Fund is obligated to redeem its Term Preferred Shares by the date as specified in the applicable series of Term Preferred Shares' offering document, or Term Redemption Date, unless redeemed in accordance with their terms prior to such date. The Fund may, at its sole option, redeem the Term Preferred Shares at the liquidation price, subject to payment of a make-whole premium, through the earlier date as specified in its offering document, or the Make-Whole Expiration Date. In addition, the Fund is obligated to redeem its Term Preferred Shares upon the occurrence of certain events, for example if the Advisor, or an affiliate thereof, ceases to be the Fund's investment adviser and is not timely replaced by another investment adviser reasonably acceptable to holders of a majority of the applicable series of Term Preferred Shares.
The following table presents additional information with respect to the Fund’s Term Preferred Shares as of June 30, 2026:

Term Preferred Shares Series	Rate	Issuance Date	Term Redemption Date
Series 2027(1)	2.95%	November 2, 2021	January 31, 2027
Series 2028	5.106%	October 21, 2025	October 21, 2028
Series 2029	6.70%	May 16, 2024	May 16, 2029
Series 2030	5.481%	October 21, 2025	October 21, 2030
______________
(1)The Series 2027 Term Preferred Shares has a Make-Whole Expiration Date of October 31, 2026.
The Term Preferred Shares are considered debt of the Fund for accounting purposes; therefore, the liquidation preference is recorded as a liability on its unaudited consolidated statement of assets and liabilities net of deferred financing costs. As of June 30, 2026, the Advisor has determined that the fair value of the Series 2027 Term Preferred Shares, Series 2028 Term Preferred Shares, Series 2029 Term Preferred Shares, and Series 2030 Term Preferred Shares was approximately $98,374, $49,425, $101,290, $147,513, respectively. Fair value was obtained using a market approach. Fair value could vary if market conditions change materially. The Fund records unpaid dividends in interest expense payable on its unaudited consolidated statement of assets and liabilities, and the dividends accrued and paid on the Term Preferred Shares are included as a component of interest expense on its unaudited consolidated statement of operations. The Term Preferred Shares are treated as equity for tax purposes.
The Fund incurred costs in connection with issuing the Term Preferred Shares, which the Fund has recorded as deferred financing costs on its unaudited consolidated statement of assets and liabilities and amortizes to interest expense over the life of the Term Preferred Shares. As of June 30, 2026, $2,806 of such deferred financing costs had yet to be amortized to interest expense.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 10. Concentration of Risk
Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the sub-section entitled "Risk Factors" under the section "Summary of Updated Information Regarding the Fund (Unaudited)" in the Fund’s audited consolidated financial statements contained in its annual report as of and for the fiscal year ended December 31, 2025.
Senior Secured Debt Risk: Senior secured debt typically will be secured by liens on the assets and/or cash flows of the borrower and holds the most senior position in its capital structure. Senior secured debt in most circumstances is initially fully collateralized by the borrower’s assets and thus it is repaid before unsecured debt and equity. Substantial increases in interest rates, however, may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements, or as a result of the impact on general business conditions caused by higher interest rates, and there can be no guarantee that secured senior debt, even if fully collateralized at origination, will be fully repaid after an event of default or if collateral values have fallen. Also, the security for the Fund’s senior secured debt investments may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.
Credit Risk: The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.
Although the Fund may invest in investments that the Advisor believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.
Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.
Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers, or non-U.S. securities, involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic, geo-political and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non-U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s shares of common stock are not priced, NAV may change at times when shares of common stock cannot be sold.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 10. Concentration of Risk (continued)
Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.
Derivatives Risk: The Fund may use derivative instruments including, in particular, swaps and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, these derivatives may be used in limited instances as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to various risks, including counterparty risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk and regulatory risk.
Furthermore, the Fund’s ability to successfully use derivatives depends on the Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Additionally, segregated liquid assets, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.
Rule 18f-4 under the 1940 Act, or the Derivatives Rule, provides a comprehensive framework for the use of derivatives by registered investment companies. The Derivatives Rule permits registered investment companies, subject to various conditions described below, to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act.
Registered investment companies that do not qualify as “limited derivatives users” as defined below, are required by the Derivatives Rule to, among other things, (i) adopt and implement a DRMP, and new testing requirements; (ii) comply with a relative or absolute limit on fund leverage risk calculated based on VaR; and (iii) comply with new requirements related to Board and SEC reporting. The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board and periodically reviews the DRMP and reports to the Board.
The Derivatives Rule provides an exception from the DRMP, VaR limit and certain other requirements for a registered investment company that limits its “derivatives exposure” to no more than 10% of its net assets (as calculated in accordance with the Derivatives Rule) (a “limited derivatives user”), provided that the registered investment company establishes appropriate policies and procedures reasonably designed to manage derivatives risks, including the risk of exceeding the 10% “derivatives exposure” threshold.
The requirements of the Derivatives Rule may limit the Fund’s ability to engage in derivatives transactions as part of the Fund’s investment strategies. These requirements may also increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or its performance. The rule also may not be effective to limit the Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in the Fund’s derivatives or other investments. There may be additional regulation of the use of derivatives transactions by registered investment companies, which could significantly affect the Fund’s use. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives transactions may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Rule 144A Securities Risk: The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended, or the Securities Act, or Rule 144A Securities. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with certainty how the market for Rule 144A Securities will develop, the Board directs the Advisor to carefully monitor the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 10. Concentration of Risk (continued)
Subordinated Loans Risk: Subordinated loans generally are subject to similar risks as those associated with investments in senior loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an oversecured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than senior loans and may be less liquid.
Below Investment Grade Rating Risk: The Fund may invest unlimited amounts in debt instruments that are rated below investment grade, which are often referred to as “high-yield” securities or “junk bonds.” Below investment grade senior loans, high-yield securities and other similar instruments are rated “Ba1” or lower by Moody’s, “BB+” or lower by S&P or “BB+” or lower by Fitch or, if unrated, are judged by the Advisor to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of a corporate bond and senior loan that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the borrower’s financial condition. Below investment grade corporate bonds and senior loans and similar instruments often are considered to be speculative with respect to the capacity of the borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some borrowers issuing such corporate bonds, senior loans and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.
Control Share Acquisitions Act Risks: The Fund’s Bylaws opted into the Maryland Control Share Acquisition Act, or the MCSAA. The MCSAA does not apply to the voting rights of any person acquiring shares of any class or series of stock of the Fund other than common stock. On June 29, 2023, Saba Capital Master Fund, Ltd., and Saba Capital Management, L.P. together, Saba, filed a complaint in the U.S. District Court S.D.N.Y. against sixteen closed-end funds and certain trustees of some of the funds. One of the funds named as a defendant in Saba’s complaint was the Fund. In the complaint, Saba sought (1) declaratory relief that provisions in the defendant funds’ governing documents that opted into the MCSAA, or the Control Share Provisions, violate the 1940 Act, and (2) rescission of the Control Share Provisions. On December 5, 2023, the U.S. District Court S.D.N.Y. issued a ruling granting summary judgment in favor of Saba and ordering the rescission of the Control Share Provisions. The Fund and the other funds remaining in the case appealed to the Second Circuit Court of Appeals, and on June 26, 2024, the Second Circuit Court of Appeals issued a decision in favor of Saba and affirmed the lower court’s judgment, holding that the Control Share Provisions violated the 1940 Act. On September 24, 2024, the Fund and certain other defendant funds filed a Petition for a Writ of Certiorari, requesting that the U.S. Supreme Court take the appeal in order to resolve the question of whether Section 47(b) of the 1940 Act allows for an implied private right of action. On June 11, 2026, the U.S. Supreme Court ruled in favor of the Fund and the other defendant funds, finding that Section 47(b) of the 1940 Act does not allow for a private right of action. As a result, the lower courts' rulings ordering the rescission of the Control Share Provisions are vacated, and those provisions remain in effect. The U.S. Supreme Court remanded the case for further proceedings consistent with its decision. On July 10, 2026, Saba filed a motion with the Second Circuit Court of Appeals to seek to partially vacate and remand the case to the U.S. District Court S.D.N.Y. as to the Fund and the other defendant funds that participated before the U.S. Supreme Court, to address Saba's claims other than those arising under Section 47(b) of the 1940 Act. On July 16, 2026, the Second Circuit Court of Appeals granted Saba's motion. Proceedings are ongoing in S.D.N.Y.
Economic Downturn or Recession or Other Market Disruption: Many of the Fund’s investments may be issued by companies susceptible to economic slowdowns or recessions. Therefore, the Fund’s non-performing assets are likely to increase, and the value of its portfolio is likely to decrease, during these periods. A prolonged recession may result in losses of value in the Fund’s portfolio and a decrease in the Fund’s revenues, net income and NAV. Unfavorable economic conditions also could increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to it on terms it deems acceptable. These events could prevent the Fund from increasing investments and harm the Fund’s operating results.
The Fund may also be adversely affected by uncertainties and events around the world, such as public health emergencies, terrorism, political developments, and changes in government policies, taxation, threatened or actual imposition of tariffs, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested.
Additionally, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 10. Concentration of Risk (continued)
changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.
The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows.
Focused Investment Risk: To the extent that the Fund focuses its investments in a particular industry, the NAV of the Fund will be more susceptible to events or factors affecting companies in that industry. These may include, but are not limited to, governmental regulation, inflation, changes in interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that industry. Also, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens and whose securities may react similarly to the types of events and factors described above, which will subject the Fund to greater risk. The Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region.
Inflation and Deflation Risk: Inflation risk is the risk that the value of certain assets or income from the Fund’s investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s securities and distributions to its shareholders can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to investors.
Certain of the Fund’s portfolio companies are in industries that may be impacted by inflation. If such portfolio companies are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on the Fund’s loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in the Fund’s portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of the Fund’s investments could result in future realized or unrealized losses and therefore reduce the Fund’s net assets resulting from operations.
Deflation risk is the risk that prices throughout the economy decline over time, or the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.
Interest Rate Risk: The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on the Fund’s investments, investment opportunities and cost of capital and, accordingly, may have a material adverse effect on the Fund’s investment objectives, the Fund’s rate of return on invested capital and the Fund’s ability to service its debt and make distributions to stockholders. In addition, an increase in interest rates would make it more expensive to use debt for the Fund’s financing needs, if any.
The Fund’s investment portfolio primarily consists of senior secured debt. The longer the duration of these securities, generally, the more susceptible they are to changes in market interest rates. As market interest rates increase, those securities with a lower yield-at-cost can experience a mark-to-market unrealized loss. An impairment of the fair market value of its investments, even if unrealized, must be reflected in the Fund’s financial statements for the applicable period and may therefore have a material adverse effect on the Fund’s results of operations for that period. A reduction in interest rates may result in both lower interest rates on new investments and higher repayments on current investments with high interest rates, which may have an adverse impact on the Fund’s net investment income and results of operations.
Because the Fund incurs indebtedness to make investments, the Fund’s net investment income is dependent, in part, upon the difference between the rate at which it borrows funds or pays interest on any debt securities and the rate at which the Fund invests these funds. The recent increases in interest rates will make it more expensive to use debt to finance the Fund’s investments and to refinance any financing arrangements. In addition, certain of the Fund’s financing arrangements provide for adjustments in the loan interest rate along with changes in market interest rates. Therefore, in periods of rising interest rates, the Fund’s cost of funds will increase, which could materially reduce the Fund’s net investment income. Any reduction in the level of interest rates on new investments relative to interest rates on the Fund’s current investments could also adversely impact the Fund’s net investment income.
The Fund has and may continue to structure the majority of its debt investments with floating interest rates to position the Fund’s portfolio for rate increases. However, there can be no assurance that this will successfully mitigate the Fund’s exposure to interest rate risk. For example, in rising interest rate environments, payments under floating rate debt instruments generally would rise and there

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 10. Concentration of Risk (continued)
may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, the Fund’s fixed rate investments may decline in value because the fixed rate of interest paid thereunder may be below market interest rates.
Furthermore, because a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to the Fund’s debt investments, an increase in interest rates would make it easier for the Fund to meet or exceed the incentive fee hurdle rate in its Investment Advisory Agreement and may result in a substantial increase of the amount of incentive fees payable to the Advisor with respect to pre-incentive fee net investment income.
Force Majeure Risk: Periods of market volatility have occurred and could continue to occur in response to pandemics or other events outside of the Fund’s control. The Fund, the Advisor, and the portfolio companies in which the Fund invests could be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, such as acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism, labor strikes, major plant breakdowns, pipeline or electricity line ruptures, failure of technology, defective design and construction, accidents, demographic changes, government macroeconomic policies, social instability, etc.). Some force majeure events could adversely affect the ability of a party (including the Fund, the Advisor, a portfolio company or a counterparty to the Fund, the Advisor, or a portfolio company) to perform its obligations until it is able to remedy the force majeure event. In addition, force majeure events, such as the cessation of the operation of equipment for repair or upgrade, could similarly lead to the unavailability of essential equipment and technologies. These risks could, among other effects, adversely impact the cash flows available from a portfolio company, cause personal injury or loss of life, including to a senior manager of the Advisor or its affiliates, damage property, or instigate disruptions of service. In addition, the cost to a portfolio company or the Fund of repairing or replacing damaged assets resulting from such force majeure event could be considerable. It will not be possible to insure against all such events, and insurance proceeds received, if any, could be inadequate to completely or even partially cover any loss of revenues or investments, any increases in operating and maintenance expenses, or any replacements or rehabilitation of property. Certain events causing catastrophic loss could be either uninsurable, or insurable at such high rates as to adversely impact the Fund, the Advisor, or portfolio companies, as applicable. Force majeure events that are incapable of or are too costly to cure could have permanent adverse effects. Certain force majeure events (such as war or an outbreak of an infectious disease) could have a broader negative impact on the world economy and international business activity generally, or in any of the countries in which the Fund invests or its portfolio companies operate specifically. Such force majeure events could result in or coincide with: increased volatility in the global securities, derivatives and currency markets; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprise; greater governmental involvement in the economy or in social factors that impact the economy; less governmental regulation and supervision of the securities markets and market participants and decreased monitoring of the markets by governments or self-regulatory organizations and reduced enforcement of regulations; limited, or limitations on, the activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on credit and securities markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.
Market Price of Common Stock: Common stock of closed-end funds frequently trades at a price lower than their net asset value. This is commonly referred to as “trading at a discount.” This characteristic of common stock of closed-end funds is a risk separate and distinct from the risk that the Fund’s net asset value may decrease. Both long and short-term investors will be exposed to this risk. The Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Whether investors will realize a gain or loss upon the sale of the Fund’s common stock will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the common stock and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s common stock will be determined by factors such as the relative demand for and supply of the common stock in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common stock will trade at, below or above NAV, or below or above the initial listing price for the common stock.
Stockholder Activism: The Fund may in the future become the target of stockholder activism. Stockholder activism could result in substantial costs and divert management’s and the Board’s attention and resources from its business. Also, the Fund may be required to incur significant legal and other expenses related to any activist stockholder matters. Further, the Fund’s stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any stockholder activism.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 10. Concentration of Risk (continued)
Secondary Market for the Common Stock: The issuance of shares of common stock of the Fund through the Fund’s DRP may have an adverse effect on the secondary market for the Fund’s shares. The increase in the number of outstanding shares resulting from the issuances pursuant to the DRP and the discount to the market price at which such shares may be issued, may put downward pressure on the market price for the common stock. When the shares of the common stock are trading at a premium, the Fund may also issue shares that may be sold through private transactions effected on the NYSE or through broker-dealers.
Anti-Takeover Provisions: Maryland law and the Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, including the adoption of a staggered board of directors and the supermajority voting requirements. These provisions could deprive the stockholders of opportunities to sell their common stock at a premium over the then current market price of the common stock or at NAV.
Cybersecurity Risks: Cybersecurity refers to the combination of technologies, processes, and procedures established to protect information technology systems and data from unauthorized access, attack, or damage. The Fund, its affiliates and the Fund’s and its affiliates’ respective third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and, while the Fund has not experienced any material losses relating to cyber attacks or other information security breaches, it could suffer such losses in the future.
The Fund’s affiliates and respective third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including non-public personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of the Fund’s affiliates and the Fund and its affiliates’ respective third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.
Artificial Intelligence and Machine Learning Technology Risks: Artificial intelligence, including machine learning and similar tools and technologies that collect, aggregate, analyze or generate data or other materials, or collectively, AI, and its current and potential future applications including in the private investment and financial industries, as well as the legal and regulatory frameworks within which AI operates, continue to rapidly evolve.
Recent technological advances in AI pose risks to the Fund, the Advisor, and the portfolio companies in which the Fund invests. The Fund and the portfolio companies in which the Fund invests could also be exposed to the risks of AI if third-party service providers or any counterparties, whether or not known to the Fund, also use AI in their business activities. The Fund and the portfolio companies in which the Fund invests may not be in a position to control the use of AI technology in third-party products or services.
Use of AI could include the input of confidential information in contravention of applicable policies, contractual or other obligations or restrictions, resulting in such confidential information becoming accessible by other third-party AI applications and users. While the Advisor does not currently use AI to make investment recommendations, the use of AI could also exacerbate or create new and unpredictable risks to the Fund’s business, the Advisor’s business, and the business of the portfolio companies in which the Fund invests, including by potentially significantly disrupting the markets in which the Fund and its portfolio companies operate or subjecting the Fund, the portfolio companies in which the Fund invests, and the Advisor to increased competition and regulation, which could materially and adversely affect the business, financial condition or results of operations of the Fund, the portfolio companies in which the Fund invests, and the Advisor. In addition, the use of AI by bad actors could heighten the sophistication and effectiveness of cyber and security attacks experienced by the portfolio companies in which the Fund invests and the Advisor.
Independent of its context of use, AI technology is generally highly reliant on the collection and analysis of large amounts of data, and it is not possible or practicable to incorporate all relevant data into the model that AI technology utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and error—potentially materially so—and could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of AI technology. To the extent that the Fund or the portfolio companies in which the Fund invests are exposed to the risks of AI use, any such inaccuracies or errors could have adverse impacts on the Fund or the portfolio companies in which the Fund invests.
AI technology and its applications, including in the private investment and financial sectors, continue to develop rapidly, and it is impossible to predict the future risks that may arise from such developments.
Cash Balance Risk: The Fund’s cash is held in accounts at U.S. banking institutions. Cash held by the Fund and its portfolio companies in non-interest-bearing and interest-bearing operating accounts may exceed the Federal Deposit Insurance Corporation insurance limits. If such banking institutions were to fail, the Fund or its portfolio companies could lose all or a portion of those amounts held in excess of such insurance limitations. In addition, actual events involving limited liquidity, defaults, non-performance or other adverse

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 10. Concentration of Risk (continued)
developments that affect financial institutions, transactional counterparties or other companies in the financial services industry or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems, which could adversely affect the Fund and its portfolio companies’ business, financial condition, results of operations, or prospects.
Although the Fund assesses its portfolio companies’ banking relationships as necessary or appropriate, the Fund and its portfolio companies’ access to funding sources and other credit arrangements in amounts adequate to finance or capitalize the Fund or its portfolio companies’ respective current and projected future business operations could be significantly impaired by factors that affect the Fund or its portfolio companies, the financial institutions with which the Fund or its portfolio companies have arrangements directly, or the financial services industry or economy in general. These factors could include, among others, events such as liquidity constraints or failures, the ability to perform obligations under various types of financial, credit or liquidity agreements or arrangements, disruptions or instability in the financial services industry or financial markets, or concerns or negative expectations about the prospects for companies in the financial services industry. These factors could involve financial institutions or financial services industry companies with which the Fund or its portfolio companies have financial or business relationships but could also include factors involving financial markets or the financial services industry generally.
In addition, investor concerns regarding the U.S. or international financial systems could result in less favorable commercial financing terms, including higher interest rates or costs and tighter financial and operating covenants, or systemic limitations on access to credit and liquidity sources, thereby making it more difficult for the Fund or its portfolio companies to acquire financing on acceptable terms or at all.
Note 11. Commitments and Contingencies
The Fund may enter into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of the Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.
From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.
On May 9, 2025, SPAC Recovery Co. (f/k/a Ackrell SPAC Partners I Co.) filed a complaint in the Supreme Court of the State of New York, County of New York against the Fund, the Advisor, Franklin Square Holdings, L.P., Franklin Square Holdings, G.P., LLC and one employee of Franklin Square Holdings, L.P., or the FS Parties, as well as a number of other unaffiliated parties. The plaintiff was formed as a single purpose acquisition company, or SPAC, in 2018. In 2021, a potential acquisition target was identified for the SPAC, though the target was ultimately sold in a private transaction. Plaintiff alleges, among other claims, that defendants intentionally disrupted the SPAC transaction in order to consummate the private sale, thus depriving plaintiff of at least $53 million. Plaintiff seeks compensatory and punitive damages. On July 21, 2025, the FS Parties and certain co-defendants moved to dismiss the complaint on, among other grounds, lack of personal jurisdiction, failure to state causes of action for breach of contract and for aiding and abetting breaches of fiduciary duty, and failure to plead entitlement to punitive damages. On August 5, 2025, the plaintiff filed an amended complaint, and on August 25, 2025, the FS Parties and certain co-defendants moved to dismiss the amended complaint. On November 5, 2025, the plaintiff filed its belated opposition to the FS Parties’ motion to dismiss, and on December 23, 2025, the FS Parties filed a reply brief in support of the motion to dismiss. The trial court has not yet ruled on the motion to dismiss. Oral argument is currently scheduled for November 19, 2026. While the FS Parties have and will continue to vigorously defend against the claims outlined in the complaint, there can be no assurance as to the outcome of the motion to dismiss or the ultimate resolution of plaintiff’s claims.
See Note 4 for a discussion of the Fund’s commitments to Future Standard and its affiliates.

FS Credit Opportunities Corp.
Supplemental Information (Unaudited)
Annual Meeting of Stockholders
The Fund held its Annual Meeting of Stockholders, or the Annual Meeting, on August 3, 2026 for stockholders of record as of June 8, 2026. Stockholders were asked to consider and act upon the following proposals:
Class I Directors to serve until the 2029 Annual Meeting of Stockholders
Barbara J. Fouss
Walter W. Buckley, III
Walter W. Buckley, III was elected by the Fund’s stockholders at the Annual Meeting.
With respect to the election of Barbara J. Fouss, the Annual Meeting was adjourned because a quorum of the holders of the Fund’s preferred stock was not present in person or by proxy to transact business at the Annual Meeting. The Annual Meeting has been adjourned to September 8, 2026, to consider and vote upon the election of Barbara J. Fouss as a Class I Director to serve until the 2029 Annual Meeting of stockholders by the holders of the Fund's preferred stock.
Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure
The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters within the two most recent fiscal years.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.
Proxy Voting Policies and Procedures
The Fund has delegated its proxy voting responsibility to FS Global Advisor, the Fund’s investment adviser. Stockholders may obtain a copy of the Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.
Proxy Voting Record
Information regarding how the Advisor voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Credit Opportunities Corp., 3025 JFK Boulevard, OFC 500 Philadelphia, PA 19104, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.
Distribution Reinvestment Plan
Pursuant to the DRP, the Fund will reinvest all cash dividends or distributions declared by the Board on behalf of stockholders who do not elect to receive their distributions in cash. As a result, if the Board declares a distribution, then stockholders who have not elected to “opt out” of the DRP will have their distributions automatically reinvested in additional shares of the Fund’s common stock.
With respect to each distribution pursuant to the DRP, the Fund reserves the right to either issue new shares of common stock or purchase shares of common stock in the open market in connection with implementation of the DRP. Unless the Fund, in its sole discretion, otherwise directs the plan administrator, (A) if the per share market price (as defined in the DRP) is equal to or greater than the estimated net asset value per share (rounded up to the nearest whole cent) of the Fund’s common stock on the payment date for the distribution, then the Fund will issue shares of common stock at the greater of (i) net asset value per share of common stock or (ii) 95% of the market price; or (B) if the per share market price is less than the net asset value per share, then, in the sole discretion of the Fund, (i) shares of common stock will be purchased in open market transactions for the accounts of participants to the extent practicable, or (ii) the Fund will issue shares of common stock at net asset value per share. Pursuant to the terms of the DRP, the number of shares of common stock to be issued to a participant will be determined by dividing the total dollar amount of the distribution payable to a participant by the price per share at which the Fund issues such shares; provided, however, that shares purchased in open market transactions by the plan administrator will be allocated to a participant based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.
If a stockholder receives distributions in the form of common stock pursuant to the DRP, such stockholder generally will be subject to the same federal, state and local tax consequences as if it elected to receive distributions in cash. If the Fund’s common stock is trading at or below net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If the Fund’s common stock is trading above net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of the fair market value of the Fund’s common stock. The stockholder’s basis for determining gain or loss upon the sale of common stock received in a distribution will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares of common stock are credited to the stockholder’s account.

FS Credit Opportunities Corp.
Supplemental Information (Unaudited) (continued)
The Fund reserves the right to amend, suspend or terminate the DRP. A stockholder may terminate its account under the DRP by notifying the plan administrator in writing. All correspondence concerning the DRP should be directed to the plan administrator by mail at FS Credit Opportunities Corp., c/o SS&C GIDS, Inc., 801 Pennsylvania Avenue, Suite 219095, Kansas City, Missouri 64105-1307. A stockholder may obtain a copy of the DRP by request to the plan administrator or by contacting the Fund.

Future Standard Privacy Policy
Future Standard (“we,” “our” or “us”) and its affiliates take measures to ensure that the use and disclosure of your private personal information is consistent with applicable law.
This Consumer Information Privacy Policy (the “Privacy Policy”) explains what non-public personal information we collect, why we collect it, how we protect your non-public personal information, and how and why, in certain cases, we share such information with our affiliates or with other parties.
This Privacy Policy applies to non-public personal information collected or used in connection with our investment offerings and services to individuals for personal, family or household purposes.
This disclosure is made on behalf of Future Standard and its affiliates listed under the heading “Application of Privacy Policy to Future Standard and our affiliates” below.
By using this website, you acknowledge and accept the practices and policies outlined below, and you hereby consent to our collection, use and sharing of your Personal Information as described on this site.
Visitors from Outside the USA
If you are visiting this website from outside the United States of America, including visitors who reside in the European Union, be aware that this site is hosted in the United States and may not be subject to similar laws of the European Union or other jurisdictions, and that you expressly consent to the processing of your information in accordance with the terms and conditions as detailed in this site.
For Residents of the European Economic Area (“EEA”) AND United Kingdom (“UK”)
Unless otherwise defined below, terms in this section have the meaning given to them in the European Union General Data Protection Regulation (GDPR) and equivalent regulation in effect in the United Kingdom (GDPR).
Any personal data transmitted by you or third parties, on your behalf, through this website, or otherwise, will be processed in the United States, or other jurisdictions outside the EEA, and may not receive equivalent legal protections to those afforded under the EU (GDPR).
In addition to the personal data collection methods described in this Privacy Policy, we may collect personal data (including publicly available personal data) about you through:
•Information provided directly to us by you, or another person on your behalf, through our website, email or post, or in person;
•Information that we obtain in relation to any transactions between you and us;
•The use of internet “cookies” as described below.
We may also, in some circumstances, receive personal information about you from third parties, such as service providers or trading counterparties, regulatory or law enforcement agencies, credit reference agencies and agencies conducting background checks. Personal information may also be obtained from publicly accessible sources of information, such as public databases, industry associations, social media and online professional networks.
Future Standard and its affiliates may collect and use your personal information for the purposes of administering the relationship between us, marketing our products and services to you or the businesses with which you are associated, monitoring and analyzing our activities, and complying with applicable legal or regulatory requirements. Future Standard and its agents do not share investor’s or clients’ mobile phone numbers with any third parties.
We will use one of the permitted grounds under the applicable law to process your information. Such grounds include instances where you have given your consent and cases where your consent is not required under applicable law, such as where we are required to comply with a legal obligation, or where we, or a third party, determine that it is necessary for our legitimate interests to collect and use your personal information.
The legitimate interests to collect your personal information may include any of the purposes identified above and any other purpose where we or a third party have determined that you have a reasonable expectation for us or a third party to collect or use your personal information for such purpose. You have the right to object to the use of your personal data for direct marketing purposes.
The types of personal data we may collect and use.
The categories of personal data we may collect will depend on the nature of our relationship with you and the purpose for which information is being collected. Such personal data may include names, residential addresses or other contact details, signature, nationality, date and place of birth, national insurance or other tax identification number, photographs, copies of identification documents, bank account details, information about assets or net worth, credit history, criminal and administrative offences, source of funds details, or other sensitive information, such as certain special categories of personal data contained in relevant documents or materials (including, in some circumstances, information about a person’s ethnic origin, religious beliefs, or health).
Do we use automated decision-making processes?
No.
Do we share your personal information with third parties?

In addition to the above sources we may disclose personal data to, we may (to the extent relevant to the purpose for which we collect your information), share your personal data (including publicly available personal data) with third parties, such as:
•our affiliates or other entities that are part of our group or with our clients;
•any person to whom we have a right or obligation to disclose personal data, or where we determine that disclosure is necessary to protect or defend our rights or property, including with regulators, courts of law, governmental, regulatory or law enforcement agencies;
•our internet, IT, telecommunications and other service providers;
•service providers and trading counterparties to our clients;
•credit reference agencies and other third parties conducting background checks in the context of employment or client, counterparty, or investment due diligence;
•any person, as directed by you; or
•any person to whom we transfer any of our rights or obligations under any agreement, or in connection with a sale, merger or consolidation of our business or other transfer of our assets, whether voluntarily or by operation of law, or who is otherwise deemed to be our successor or transferee.
International transfers of personal data.
Due to the international nature of our business, your personal data may be transferred to countries outside of the European Economic Area or United Kingdom (as applicable), such as to jurisdictions where we or our clients conduct business or have a service provider, including countries that may not have the same level of data protection as that afforded by the GDPR (including or other data protection rules applicable to us (collectively, “Data Protection Law”). In these circumstances, we take steps to ensure that the recipient agrees to keep your information confidential and that it is held securely in accordance with the requirements of Data Protection Law, such as by requesting appropriate contractual undertakings in our legal agreements with service providers.
For how long do we keep your personal information?
We will generally keep personal information about you for as long as necessary in relation to the purpose for which it was collected, or for such longer period if required under applicable law or necessary for the purposes of our other legitimate interests.
The applicable retention period will depend on several factors, such as any legal obligation to which we or our service providers are subject as well as whether you decide to exercise your right to request the deletion of your information from our systems. As a minimum, information about you will be retained for the entire duration of any business relationship we may have with you, and for a minimum period of five years after the termination of any such relationship.
We will, from time to time, review the purpose for which we have collected information about you and decide whether to retain it, update it, or securely delete it, if the information is no longer required.
What are your rights?
You have certain rights under Data Protection Law in respect of the personal data we hold about you and which you may exercise. These rights are:
•to request access to your information;
•to request rectification of inaccurate or incomplete information;
•to request erasure of your information (a “right to be forgotten”);
•to restrict the processing of your information in certain circumstances;
•to object to our use of your information, such as where we have considered such use to be necessary for our legitimate interests (e.g. in the case of direct marketing activities);
•where relevant, to request the portability of your information;
•where you have given consent to the processing of your data, to withdraw your consent; and
•to lodge a complaint with the competent supervisory authority.
Complaining to EU Supervisory Authority or UK Information Commissioner’s Office
You may make a complaint to the relevant supervisory authority of the country where you are resident. A complaint in respect of Future Standard and its affiliates may also be made to the Information Commissioner’s Office in the United Kingdom.
Updates to the Privacy Policy
This Privacy Policy is subject to occasional revision, and if we make any material changes in the way we use your Personal Information, we will notify you by sending you an email to the last email address you provided to us and/or by prominently posting notice of the changes on the Services and updating the effective date above.
Information that we collect and may disclose
We collect information from and about you in order to provide the level of service that you expect. Non-public personal information about you may include: your name, mailing address, email address, tax identification number, age, account information, investment amounts in our sponsored offerings, marital status, number of dependents, assets, debts, income, net worth, employment history, financial statements, beneficiary information, personal bank account information, credit history information, broker-dealer, financial professional, individual retirement account (“IRA”) custodian, account joint owners and other similar parties, the Future Standard investments and services you purchase, your Future Standard investment balance and transactional history, and the fact that you are or have been an investor in Future Standard investments and particulars related to any such investment.
Specific examples of personal information that we may collect and may disclose to affiliates and certain third parties include:
•Information we receive from you on applications, subscription agreements or other forms. Examples include your name, mailing address and email address.
•Information about your transactions with us, our affiliates and others, such as account balances, payment history, account activity and financial statements. If you visit our website, information you submit to us on our website forms and information we collect through ‘cookies.’ A cookie is a small file that is created to help visitors navigate a website, and is useful to track the traffic to and at a site and to personalize the website. You may refuse the cookies but certain services on a website may not then function properly.
•If you create a login and password on our website to access your Future Standard investment, we will collect and use the login and password to verify your identity and for our internal use in maintaining your website account.
•Information obtained from others, such as credit reports from consumer credit reporting agencies.
•If you access our website, you specifically waive any claims relating to “trace and trap” software, the California Invasion of Privacy Act, California’s Unfair Competition Law and any similar laws of other jurisdictions.
We also collect information via third-party analytics platforms, such as Google Analytics. These platforms place cookies on your device and provide insight into site engagement and visitor behavior. The site uses GA4 tracking cookies, including but not limited to: session ID, session number, last hit timestamp, engagement duration and start time, page view count. Additionally, the site uses Google Ads cookies to measure ad campaign performance. By default, Future Standard’s instance of Google Analytics does not store users’ IP addresses; however, if you accept analytics tracking through our cookie consent form, you agree to Google’s collection and use of data.
You may use your browser to decline the use of cookies, but this action may affect the general functionality of the website. To learn more about opting out of Google Analytics, please click here https://tools.google.com/dlpage/gaoptout.
Please view our cookie policy for more information.
How we use and disclose information
Future Standard, its affiliates and its third-party service providers work together to provide a variety of investments and services and may need to share some or all of the non-public personal information collected about you to maintain an efficient and effective network of offerings and services. The responsible use and disclosure of the non-public personal information we collect is crucial to our ability to provide our clients with the types of products and services they expect and may occur under a variety of different circumstances.
For example, we may:
•Use your personally identifiable information internally for the purposes of furthering our business, which may include analyzing your information, matching your information with the information of others, processing services, maintaining accounts, resolving disputes, preventing fraud and verifying your identity.
•Disclose your personally identifiable information when required by law (e.g., in connection with judicial, administrative or investigative matters).
•Use and disclose your personally identifiable information on an aggregate basis. This means that we may combine parts of your information with parts of the information from our other investors without including your name, complete telephone number, complete email address or your street address in the combination. Examples of how we use aggregate information include determining the most common ZIP Code among investors that use the website and disclosing that ZIP Code to other parties or determining and disclosing demographic information such as the average income of investors in our sponsored investments.
Sharing with our affiliates
We may share your personally identifiable information with our affiliates engaged in investment or other related financial service activities. Examples might include customer-initiated service requests, establishing and managing your investment, completing your investor transactions and sharing information with parties acting at your request and on your account, such as your broker-dealer, financial professional, joint owners and IRA custodian.
Sharing with non-affiliated service providers
We may disclose your personal information to non-affiliated service providers who perform business functions on our behalf, which may include marketing of our own sponsored investments and services, check printing and data processing. Non-affiliated third-party service providers often aid us in the efficient and effective delivery of services, and there may be circumstances in which it is necessary to disclose non-public personal information we collect to such parties. However, before we disclose non-public personal information to a non-affiliated party, we require it to agree to keep our investor information confidential and secure and to use it only as authorized by us.
Also, we will only share your non-public information with non-affiliated third parties under circumstances covered by state or federal law “opt-out” notice exceptions, such as servicing a financial product or service authorized by the customer, resolving consumer disputes and protecting against potential fraud or unauthorized transactions. Should this policy ever change in the future, you will be given adequate notice and the option to “opt-out” of such disclosure.
We may also disclose the following information to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements:
•Information we receive from you on applications or other forms, such as your name, address, Social Security number, assets and income.
•Information about your transactions with us, our affiliates or others, such as your payment history and parties to the transactions.
•Information we receive from a consumer-reporting agency, such as your creditworthiness and credit history.
We require all joint marketers to have written contracts with us that specify appropriate use of your personal information, require them to take steps to safeguard your personal information and prohibit them from making unauthorized or unlawful use of your personal information.
Future Standard and its affiliates do not share, sell or rent your personal, private information with outside marketers who may want to offer their own products and services to you.
How we protect your information
Future Standard and its affiliates maintain a comprehensive information security program designed to ensure the security and confidentiality of customer information, protect against threats or hazards to the security of such information and prevent unauthorized access. This program includes:
•Procedures and specifications for administrative, technical and physical safeguards.
•Security procedures related to the processing, storage, retention and disposal of confidential information.
•Programs to detect, prevent and, when necessary, respond to attacks, intrusions or unauthorized access to confidential information.
•Restricting customer information access to employees who need to know that information to provide products and services to you and appointing specific employees to oversee our information security program.
Notification of changes to our Privacy Policy
If we decide to change this Privacy Policy, we will post those changes on our website. If at any point we decide to use or disclose your personally identifiable information in a manner different from that stated at the time it was collected, we will notify you in writing. We will otherwise use and disclose a user’s or an investor’s personally identifiable information in accordance with the privacy policy that was in effect when such information was collected.
Change in control
If Future Standard or any of its affiliates experience a “change in control” (as defined below), then we may amend our information practices as described in this Privacy Policy. We will disclose your personally identifiable information to the company or other legal entity that succeeds us (subject to the change in control or the operation of the website). The privacy policy of the succeeding legal entity will then govern the personally identifiable information that Future Standard or its affiliates collected from you under this Privacy Policy or such successor entity’s privacy policy. However, if applicable law prohibits the succeeding legal entity’s privacy policy from governing your personally identifiable information, then this Privacy Policy shall continue to govern. “Change in control” means any of the following events:
•A reorganization, merger, consolidation, acquisition or other restructuring involving all or substantially all of Future Standard or an affiliate’s voting securities and/or assets, by operation of law or otherwise.
•Insolvency.
•A general assignment for the benefit of creditors.
•The appointment of a receiver.
•The filing of a bankruptcy or insolvency proceeding.
•The liquidation of assets.
Application of Privacy Policy to Future Standard and our affiliates
This Privacy Policy applies to Future Standard and the following affiliated Future Standard companies: FS Investment Solutions, LLC; Franklin Square Holdings, L.P. (d/b/a Future Standard); Franklin Square Holdings, G.P., LLC; any fund or other investment sponsored by Future Standard and their respective subsidiaries and investment advisers; and all other funds or entities created in the future that offer investment or services to individuals for personal, family or household purposes.
Questions about this Privacy Policy
If you have any questions about this Privacy Policy and/or our personal information practices, please email us at PrivacyPolicy@FutureStandard.com.

Future Standard
3025 JFK Boulevard
Philadelphia, PA 19104

www.futurestandard.com	SAN26-FSCO
© 2026 Future Standard

Item 1. Reports to Stockholders.
(b) The following is a copy of the notice transmitted to stockholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule:

Future Standard®

Important Fund Report(s) Now Available Online and In Print by Request.
Annual and Semi-Annual Reports contain important information about the fund, including its holdings and financials. We encourage you to review the report(s) at the website below:

https://www.futurestandard.com/investments/fs-credit-opportunities-corp
FS Credit Opportunities Corp. Semi-Annual Report

Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report):
1-877-628-8575
https://bit.ly/fs-investor-login

Go Paperless! Update your communication preferences at the website listed or scanning the QR Code below
https://bit.ly/fs-investor-login

Item 2.    Code of Ethics.
    Not applicable to this Semi-Annual Report on Form N-CSR.
Item 3.    Audit Committee Financial Expert.
    Not applicable to this Semi-Annual Report on Form N-CSR.
Item 4.    Principal Accountant Fees and Services.
    Not applicable to this Semi-Annual Report on Form N-CSR.
Item 5.    Audit Committee of Listed Registrants.
    Not applicable to this Semi-Annual Report on Form N-CSR.
Item 6.    Investments.
(a)The Fund’s unaudited consolidated schedule of investments as of June 30, 2026 is included as part of the Semi-Annual Report included in Item 1(a) of this Form N-CSR.
(b)Not applicable to this Semi-Annual Report on Form N-CSR.
Item 7. Financial Statements and Financial Highlights For Open-End Management Investment Companies.
(a)Not applicable to this Semi-Annual Report on Form N-CSR.
(b)Not applicable to this Semi-Annual Report on Form N-CSR.
Item 8. Changes In and Disagreements With Accountants For Open-End Management Investment Companies.
    Not applicable to this Semi-Annual Report on Form N-CSR.
Item 9. Proxy Disclosures For Open-End Management Investment Companies.
Not applicable to this Semi-Annual Report on Form N-CSR.
Item 10. Remuneration Paid to Directors, Officers and Others of Open-End Management Investment Companies.
Not applicable to this Semi-Annual Report on Form N-CSR.
Item 11. Statement Regarding Basis For Approval of Investment Advisory Contract.
    Not applicable to this Semi-Annual Report on Form N-CSR.
Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to this Semi-Annual Report on Form N-CSR.
Item 13. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) Not applicable to this Semi-Annual Report on Form N-CSR.
(a)(2) Not applicable to this Semi-Annual Report on Form N-CSR.
(a)(3) Not applicable to this Semi-Annual Report on Form N-CSR.
(a)(4) Not applicable to this Semi-Annual Report on Form N-CSR.
(b)On July 5, 2026, Robert Hoffman resigned from his positions with Future Standard and its affiliates, including his role as a member of the Advisor’s investment committee. On July 6, 2026, Scott Giardina was appointed as a member of the Advisor’s investment committee.
Scott Giardina is a Managing Director and Head Trader on the Global Credit team at Future Standard where he focuses on public and private capital markets, trading and sourcing. Prior to joining Future Standard, Mr. Giardina was a Managing Director at DW Partners and Head of Trading at Magnetar Capital. He was also Head of European High Yield Trading at Goldman Sachs. He began his career as a securities lawyer for LeBoeuf, Lamb, Greene and MacRae. Mr. Giardina earned a BA with honors in Economics from Johns Hopkins University, a JD from the University of Virginia School of Law and an MBA in Finance from Columbia Business School.
Mr. Giardina also manages other registered investment companies, other pooled investment vehicles and/or other accounts, as indicated below. The following table identifies, as of August 19, 2026: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by Mr. Giardina; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance, unless otherwise noted:

	Number of Accounts	Assets of Accounts (in thousands)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in thousands)
Scott Giardina
Registered Investment Companies	2	$2,611,037	2	$2,611,037
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	—	—	—	—
____________________
(1)Assets shown as of June 30, 2026.
Potential Conflicts of Interest
The Advisor and certain of its affiliates may experience conflicts of interest in connection with the management of the Fund, including, but not limited to, the following:
•The managers, officers and other personnel of the Advisor allocate their time, as they deem appropriate, between advising the Fund and managing and operating other investment activities and business activities in which they are or may become involved, including the management of other entities affiliated with Future Standard;
•The principals of the Advisor may serve as officers, paid advisors, directors or in comparable management functions for portfolio companies in which the Fund invests, and may receive compensation in connection therewith;
•The Advisor may have overlapping investment objectives across its funds, accounts or other investment vehicles or its affiliates’ funds, accounts, or other investment vehicles;
•The Fund may now, or in the future, compete with other funds or clients managed or advised by the Advisor or affiliates of the Advisor for investment opportunities, subjecting the Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions or sales on the Fund’s behalf;
•Subject to applicable law, the Advisor and its affiliates may now, or in the future, acquire, hold or sell securities in which the Fund invests;
•In some cases, the Advisor or an affiliate will receive a fee from a third-party investor for making excess investment opportunities available, and such fee creates an incentive to recommend such opportunities to the Fund or the Fund Complex and to allocate opportunities to such a third-party investor;
•The Advisor and its affiliates are subject to conflicts of interest because of the varying compensation arrangements among their respective clients. For example, certain funds are subject to incentive fees, while certain other funds are not, which could incentivize the Advisor or its affiliates to favor certain funds when allocating investments.
•Members of the senior management and investment teams and other employees of the Advisor or its members or their respective affiliates may from time to time invest in portfolio companies in which the Fund invests;
•Regardless of the quality of the assets acquired by the Fund, the services provided to the Fund or whether the Fund makes distributions to Stockholders, the Advisor will receive the Management Fee in connection with the management of the Fund’s portfolio (other than during periods in which the Advisor has agreed to waive any or all of such fees);
•From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, the Fund and other clients for which the Advisor or its affiliates provides investment management services or carry on investment activities may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. These investments give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients and may make certain investment opportunities, which might otherwise be desirable, unavailable or impractical even if appropriate procedures are in place. Additionally, investment at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities by the Fund and other clients of the Advisor or its affiliates may result in the Advisor or its affiliates coming into possession of confidential or material, non-public information that would limit the ability of the Fund to acquire or dispose of investments, even if such acquisition or disposition would otherwise be desirable. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when the Advisor would otherwise take an action;
•The Advisor and its respective affiliates may give advice and recommend securities to other clients, family or friends, in accordance with the investment objectives and strategies of such other clients, family or friends, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Fund so long as it is their policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Fund on a fair and equitable basis relative to their other clients, family and friends, even though their investment objectives may overlap with those of the Fund;
•Subject to applicable law, the Fund may periodically sell loans that it previously acquired after a short period of time to earn fees or other revenue, including from purchasers that do not participate in loan originations. The Advisor or its affiliates may receive asset-based fees from purchasers that are advisory clients, resulting in a conflict of interest for the Advisor;
•The Advisor and its affiliates may have existing business relationships or access to material non-public information that would prevent it from considering, approving or consummating an investment opportunity (including a disposition of an existing investment) that would otherwise fit within the Fund’s investment objective and strategies. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when the Advisor would otherwise take such an action;
•To the extent permitted by the 1940 Act and interpretations of the staff of the SEC, and subject to the allocation policies of the Advisor and any of its affiliates, as applicable, the Advisor and any of its affiliates may deem it appropriate for the Fund and one or more other investment accounts managed by the Advisor or any of its affiliates to participate in an investment opportunity. In an order dated November 13, 2024, the SEC granted exemptive relief permitting the Fund, subject to satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of the Advisor. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. To mitigate these conflicts, the Advisor and its affiliates managing other funds and accounts participating in transactions under the order will seek to execute such transactions for all of the participating investment accounts, including the Fund, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account any number of factors which may include, but are not limited to, the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Fund, the clients for which participation is appropriate and any other factors deemed appropriate; and
•The 1940 Act prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5% of the voting securities of the Fund or the Advisor (or either of their respective controlling entities), the Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or Trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser.
As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited. The Advisor’s investment personnel are not employed by the Fund and receive no direct compensation from the Fund in connection with their investment management activities.
Consistent with Future Standard’s integrated culture, Future Standard has one firm-wide compensation and incentive structure, which covers investment personnel who render services to the Fund on behalf of the Advisor. Future Standard’s compensation structure is designed to align the interests of the investment personnel serving the Fund with those of stockholders and to give everyone a direct financial incentive to ensure that all of Future Standard’s resources, knowledge and relationships are utilized to maximize risk-adjusted returns for each strategy.
Each of Future Standard’s senior executives, including each of the investment personnel who render services to the Fund on behalf of the Advisor, receives a base salary and is eligible for a discretionary bonus. In addition to discretionary bonuses, investment professionals of Future Standard may be eligible to receive incentive compensation, including equity awards, from Future Standard based on the earnings or other performance metrics of the applicable investment advisor or fund.
All final compensation decisions are made by the management committee of Future Standard based on input from managers. Base compensation and discretionary bonuses are determined based on a combination of factors, which could include, among others, considerations such as overall firm performance, individual contribution and performance and relevant market and competitive compensation practices for other businesses.
The following table shows the dollar range of equity securities in the Fund beneficially owned by Mr. Giardina as of August 19, 2026, based on the net asset value of the Fund's common stock on such date.

Name of Investment Committee Member	Dollar Range of Equity Securities in the Fund(1)
Scott Giardina	None
____________________
(1)Dollar ranges are as follows: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000 or Over $1,000,000.
Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases were made by or on behalf of the Fund during the period covered by this Semi-Annual Report on Form N-CSR.
Item 15. Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which the Fund’s shareholders may recommend nominees to the Fund’s Board during the period covered by this Semi-Annual Report on Form N-CSR.
Item 16.    Controls and Procedures.
(a)The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this Semi-Annual Report on Form N-CSR and have concluded that the Fund’s disclosure controls and procedures were effective, as of that date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.
(b)There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this Semi-Annual Report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.
Item 17.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)Not applicable to this Semi-Annual Report on Form N-CSR.
(b)Not applicable to this Semi-Annual Report on Form N-CSR.
Item 18. Recovery of Erroneously Awarded Compensation.
(a)Not applicable to this Semi-Annual Report on Form N-CSR.
(b)Not applicable to this Semi-Annual Report on Form N-CSR.
Item 19.    Exhibits.
(a)(1)    Not applicable to this Semi-Annual Report on Form N-CSR.
(a)(2)    Not applicable to this Semi-Annual Report on Form N-CSR.
(a)(3)    The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are included herein.
(a)(4)    Not applicable to this Semi-Annual Report on Form N-CSR.
(a)(5)    Not applicable to this Semi-Annual Report on Form N-CSR.
(b)    The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are included herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS Credit Opportunities Corp.

By:	/s/ MICHAEL C. FORMAN
Michael C. Forman
President & Chief Executive Officer
Date: August 25, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ MICHAEL C. FORMAN
Michael C. Forman
President & Chief Executive Officer
(Principal Executive Officer)
Date: August 25, 2026

By:	/s/ WILLIAM GOEBEL
William Goebel
Chief Financial Officer & Treasurer
(Principal Financial Officer)
Date: August 25, 2026